As filed with the Securities and Exchange Commission on April 29, 2011
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. __ ☐
Post-Effective Amendment No. 43 ☑
and/or
REGISTRATION UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 44
(Check appropriate box or boxes)

HOMESTEAD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
4301 Wilson Boulevard, Arlington, VA 22203
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code:
(703) 907-5993
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
Copies to:
Bibb L. Strench, Esq.
Seward & Kissel LLP
1200 G Street, N.W.
Washington, D.C. 20005
Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective:
☐       immediately upon filing pursuant to paragraph (b) of Rule 485
☑       on May 1, 2011 pursuant to paragraph (b) of Rule 485
☐       60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐       on                      pursuant to paragraph (a)(1) of Rule 485
☐       75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐       on                      pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

MAY 1,
2011

prospectus

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARIES
Daily Income Fund	2
Short-Term Government Securities Fund	4
Short-Term Bond Fund	6
Stock Index Fund	9
Value Fund	12
Growth Fund	14
Small-Company Stock Fund	17
International Value Fund	20
Other Important Fund Information	23
FUND DETAILS
Additional Information about the Funds	24
Portfolio Holdings Disclosure	33
Management of the Funds	34
Additional Tax Information	39
Financial Highlights	41
ACCOUNT TRANSACTIONS
Investing Directly with Homestead Funds	49
Investing Through a Financial Intermediary	52
Important Addresses and Phone Numbers	53
24-Hour, Automated Telephone Service	53
Days and Hours of Operation	53
Account Statements	53
Fund Reports	53
Electronic Document Delivery	54
Original and Legal Documents	54
Telephone/Online Transaction Privileges	54
Automatic Investment/Exchange/Redemption Plans	54
Checkwriting	55
Types of Accounts	55
Fund Pricing, Policies and Fees	56
Signature Authentication	57
Privacy Policy	60
APPENDIX A
S&P 500 Stock Master Portfolio	63

Daily Income Fund

Fund Summaries	Inception: November 19, 1990

INVESTMENT OBJECTIVE
The Daily Income Fund is a money market fund. It is managed to earn current income and to maintain a stable net asset value of $1.00 per share.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.69%
Expenses waived by RE Advisers(a)	(0.45)%

Total Annual Fund Operating Expenses After Fee Waiver(b)	0.24%

(a)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Funds. The contractual waiver is for a one-year period ending April 30, 2012. At that time, RE Advisers may revise, renew or discontinue the waiver. In addition, effective August 14, 2009, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time.

(b)	Total Annual Fund Operating Expenses After Fee Waiver shown here differ from the expense ratios shown in the Financial Highlights on page 41 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$25	$77	$135	$306

PRINCIPAL INVESTMENT STRATEGIES
The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market instruments. Principal investments normally are . . .

•	short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by Fannie Mae)

•	short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker’s acceptances and time deposits)

•	short-term corporate obligations (for example, notes and bonds)

•	commercial paper issued by corporations and finance companies.

RE Advisers selects only instruments that both meet the eligibility requirements for a money market fund and are placed on the Fund’s list of approved securities. Before a security is added to the list of approved investments, RE Advisers prepares a written credit report. A credit committee discusses and approves all additions to the list of names. Once a name has been approved, RE Advisers seeks to diversify the Fund’s portfolio by industry and maturity date, with an emphasis on liquidity.

PRINCIPAL RISKS
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investment in the Daily Income Fund is also subject to the following principal risks:

Credit Risk   The chance an issuer will not make timely payments of principal or interest.

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

2	Fund Summaries

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	0.01%	2.27%	1.99%

Best Quarter:
Q1 of 2001
1.27%

Worst Quarters:
Q1, Q2, Q3 & Q4 of 2010
0.002%

For the Fund’s current yield, call 1-800-258-3030.

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Portfolio Manager
John Szczur is the Money Market Portfolio Manager for RE Advisers Corporation and Director, Pension Investments for NRECA. Mr. Szczur has managed the Fund since 2010.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares and tax information, please see page 23 of this prospectus.

Fund Summaries	3

Short-Term Government Securities Fund

Fund Summaries	Inception: May 1, 1995

INVESTMENT OBJECTIVE
The Short-Term Government Securities Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.30%

Total Annual Fund Operating Expenses	0.75%

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$77	$240	$417	$930

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its total assets in fixed-income securities with dollar-weighted average maturity of three years or less and whose principal and interest payments are guaranteed by the U.S. Government. Principal investments normally are . . .

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities.

Remaining assets may be invested in other types of securities, including municipal bonds, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, corporate bonds and money market accounts.

In selecting the portfolio holdings for the Fund, RE Advisers considers its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads. RE Advisers’ goal is to maximize the Fund’s total return by investing in securities that exhibit the most favorable risk/reward trade-off in the most attractive market sectors while maintaining adequate fund liquidity.

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk  The chance a rise in interest rates will cause the Fund’s price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a change in rates than those of longer term securities.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to

4	Fund Summaries

year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	2.57%	3.98%	3.47%

Returns after taxes on distributions	1.75%	2.86%	2.34%

Returns after taxes on distributions and sale of fund shares	1.68%	2.75%	2.29%

BofA Merrill Lynch 1-5 Year U.S. Treasury Index	3.61%	4.86%	4.47%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q4 of 2008
2.87%

Worst Quarter:
Q2 of 2004
-0.47%

For the Fund’s current yield, call 1-800-258-3030.

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Portfolio Manager
Doug Kern, CFA, is the Senior Fixed-Income Portfolio Manager for RE Advisers Corporation. Mr. Kern has managed the Fund since its inception.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	5

Short-Term Bond Fund

Fund Summaries	Inception: November 5, 1991

INVESTMENT OBJECTIVE
The Short-Term Bond Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.20%

Total Annual Fund Operating Expenses	0.80%

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund will ordinarily invest at least 80% of its total assets in debt securities with a dollar-weighted average maturity of three years or less and that are in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA and A by Standard & Poor’s Corporation). Principal investments normally are. . .

•	corporate debt securities

•	U.S. Treasury securities

•	securities issued by U.S. Government entities and instrumentalities

•	mortgage pass-through securities and collateralized mortgage obligations (“CMOs”) issued by U.S. Government and non-government agencies

•	asset-backed securities

•	U.S. dollar-denominated debt securities of foreign issuers.

In selecting the portfolio holdings for the Fund, RE Advisers considers its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads. RE Advisers’ goal is to maximize the Fund’s total return by investing in securities that exhibit the most favorable risk/reward trade-off in the most attractive market sectors while maintaining adequate fund liquidity.

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Credit Risk  The risk that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk  The chance a rise in interest rates will cause the Fund’s price to decline. The Fund seeks

6	Fund Summaries

to minimize share price fluctuation by investing in short-term securities.

Mortgage-Backed Securities Risk    The risk that the value of the Fund’s mortgage-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. These securities also may be subject to prepayment risk.

Asset-Backed Securities Risk    The risk that the value of the Fund’s asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. These securities also may be subject to prepayment risk.

Municipal Bond Risk    The risk that the value of the Fund’s municipal bonds may be subject to unfavorable interest rate, credit and market conditions. These securities also are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Foreign Risk    The risk that a security responds negatively to adverse foreign political or economic developments.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	5.73%	5.33%	4.48%

Returns after taxes on distributions	4.11%	3.52%	2.86%

Returns after taxes on distributions and sale of fund shares	3.70%	3.48%	2.85%

BofA Merrill Lynch 1-5 Year Corp./Gov. Index	4.17%	5.04%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q2 of 2009
6.53%

Worst Quarter:
Q4 of 2008
-2.13%

For the Fund’s current yield, call 1-800-258-3030.

Fund Summaries	7

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Portfolio Manager
Doug Kern, CFA, is the Senior Fixed-Income Portfolio Manager for RE Advisers Corporation. Mr. Kern has managed the Fund since its inception.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

8	Fund Summaries

Stock Index Fund

Fund Summaries	Inception: October 28, 1999

INVESTMENT OBJECTIVE
The Stock Index Fund is a stock fund that seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee (for shares sold within 30 days of purchase)	2%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.05%
Other Expenses
Administrative Fees	0.25%
Other Fund Expenses(a)	0.33%

Total Other Expenses	0.58%

Total Annual Fund Operating Expenses(a)	0.63%
Expenses Waived by BlackRock Fund Advisors(b)	(0.01)%

Total Annual Fund Operating Expenses After Fee Waivers(a)	0.62%

(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Master Portfolio.

(b)	BlackRock Fund Advisors (“BFA”) has contractually agreed to reimburse the S&P 500 Stock Master Portfolio (“Master Portfolio”) for the cost of fees paid by the Master Portfolio to the Independent Trustees, counsel to the Independent Trustees, and the Master Portfolio’s independent registered accounting firm, through April 30, 2012. This contractual arrangement may not be terminated prior to May 1, 2012 without consent of the Board of Trustees of the Master Portfolio.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$63	$198	$346	$774

Portfolio Turnover
The Master Portfolio (as defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Master Portfolio performance. During the most recent fiscal year, the Master Portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Stock Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives.

BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, seeks to achieve investment performance that is similar to the Index by investing in the securities that comprise the Index in approximately the same percentage as such securities represented in the Index. Standard & Poor’s selects stocks for inclusion in the Index based upon market size, liquidity and industry group representation.

The Master Portfolio pursues its investment objective by:

•	investing in all of the securities that make up the Index; and

•	investing in these securities in proportions that approximate the weightings of the Index.

Fund Summaries	9

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Equity Securities Risk  Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Index Fund Risk  An index fund has operating and other expenses while an index does not. As a result, while the Stock Index Fund will attempt to track the Index as closely as possible, it will tend to underperform the Index to some degree over time.

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback. For example, the value of the stock market as a whole could decline. It is also possible that returns for large-company stocks, the primary driver of performance for the Index, and therefore for the Stock Index Fund, could trail returns on other types of investments. As is true for other specific market sectors, large-company stocks tend to go through cycles of outperformance or underperformance relative to the full stock market. These periods can last for several years. The value of an investment in the Stock Index Fund will fluctuate up and down. When you sell your shares of the Stock Index Fund, they could be worth less than what you paid for them.

Market Risk and Selection Risk  Market risk is the risk that one or more markets in which the Stock Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Tracking Error Risk  The chance that the Stock Index Fund’s return will not closely track the return of the Index. The leading causes of tracking error are . . .

•	expenses—The Index is a hypothetical portfolio and incurs no expenses. The Stock Index Fund and the Master Portfolio have to pay for trading, accounting, recordkeeping and other services.

•	composition—The composition of the Index and the stocks held by the Master Portfolio may occasionally diverge.

•	cash flows—The Master Portfolio’s ability to closely trail the Index may be affected by the timing and magnitude of cash flows into and out of the Master Portfolio.

Over the long term, the Master Portfolio attempts to achieve a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.

INVESTING IN OTHER INVESTMENT COMPANIES
Because the Fund invests all of its investable assets in the Master Portfolio, the Fund bears a fee of 0.05%, equal to its proportionate share of fees paid by the Master Portfolio, in addition to the administration fee it pays to RE Advisers.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

10	Fund Summaries

CALENDER YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	14.47%	1.70%	0.74%
Returns after taxes on distributions	13.95%	1.11%	0.28%
Returns after taxes on distributions and sale of fund shares	9.40%	1.10%	0.35%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.
Best Quarter:
Q2 of 2009
15.74%

Worst Quarter:
Q4 of 2008
-22.07%

FUND MANAGEMENT
Investment Adviser
BlackRock Fund Advisors (“BFA”)

Master Portfolio Management Team

Diane Hsiung, Director at BFA, has been a member of the Master Portfolio Management team since January 2008.

Greg Savage, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management team since January 2008.

Edward Corallo, Managing Director at BFA, has been a member of the Master Portfolio Management team since May 2009.

Christopher Bliss, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management team since May 2009.

Jennifer Hsui, CFA, Director at BFA, has been a member of the Master Portfolio Management team since May 2009.

Creighton Jue, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management team since April 2011.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	11

Value Fund

Fund Summaries	Inception: November 19, 1990

INVESTMENT OBJECTIVE
The Fund is a stock fund that seeks capital growth over the long term and secondarily, income.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee (for shares sold within 30 days of purchase)	2%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.73%

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$75	$233	$406	$906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value. These are typically sizable business franchises with market capitalizations of $2 billion or greater. Under ordinary conditions, the Fund will invest at least 80% of its total assets in common stocks of these companies.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers selects stocks that may benefit over time from a more reasonable market assessment of fundamental value.

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk  The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past

12	Fund Summaries

performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	13.05%	2.11%	5.26%
Returns after taxes on distributions	12.53%	1.23%	4.37%
Returns after taxes on distributions and sale of fund shares	8.45%	1.44%	4.15%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q2 of 2003
18.32%

Worst Quarter:
Q4 of 2008
-23.27%

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Portfolio Managers
Peter Morris, Stuart Teach, CFA, and Mark Ashton, CFA, are the co-managers of the Value Fund. Mr. Morris is the President and Chief Executive Officer and a Director of Homestead Funds, a Director and the President of RE Advisers Corporation and the Vice President and Chief Investment Officer of NRECA. He has co-managed the Fund since its inception. Mr. Teach is a Director and the Vice President of RE Advisers Corporation and has co-managed the Fund since its inception. Mr. Ashton is an Equity Portfolio Manager for RE Advisers Corporation and NRECA and has co-managed the Fund since January 1999.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	13

Growth Fund

Fund Summaries	Inception: January 22, 2001

INVESTMENT OBJECTIVE
The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee (for shares sold within 30 days of purchase)	2%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.58%

Total Annual Fund Operating Expenses	1.23%
Expenses waived by RE Advisers(a)	(0.28)%

Total Annual Fund Operating Expenses After Fee Waiver	0.95%

(a)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Fund. The contractual waiver is for a one-year period ending April 30, 2012. At that time, RE Advisers may revise, renew or discontinue the waiver.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
In taking a growth approach to investment selection, the Fund primarily will invest (at least 65% of net assets) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market capitalization as of December 31, 2010, was approximately $5.9 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Investment Risk  The chance the value of an investment will decline in response to company, industry or market setback.

Manager Risk  The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform similar investments.

14	Fund Summaries

Style Risk  The chance that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Non-Diversified Risk  The Fund is classified as “non-diversified.” Although T. Rowe Price generally does not intend to invest greater than 5% of the Fund’s assets in a single issuer, the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited. The Fund therefore is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

			Since
			Inception
AVERAGE ANNUAL TOTAL RETURNS*	1 Year	5 Year	(1/22/01)
periods ended 12/31/10
Returns before taxes	15.54%	5.12%	-3.54%
Returns after taxes on distributions	15.54%	4.77%	-3.91%
Returns after taxes on distributions and sale of fund shares	10.10%	4.34%	-3.07%
Russell 1000 Growth Index	16.71%	3.75%	-0.60%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.24%

*	For periods prior to December 5, 2008, the performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index®.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q4 of 2001
31.89%

Worst Quarter:
Q3 of 2001
-36.72%

Fund Summaries	15

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Subadviser
T. Rowe Price Associates, Inc.

Portfolio Manager
Robert W. Sharps is a Vice President of T. Rowe Price and the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division. He has managed the Fund since December 2008.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

16	Fund Summaries

Small-Company Stock Fund

Fund Summaries	Inception: March 4, 1998

INVESTMENT OBJECTIVE
The Small-Company Stock Fund is a stock fund that seeks capital growth over the long term.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee (for shares sold within 30 days of purchase)	2%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(a)	1.18%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 47 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$120	$375	$649	$1,432

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index. However, RE Advisers generally will not sell a security whose market capitalization, after the initial purchase, exceeds that of the Russell 2000 Index due to market inflation. On December 31, 2010, the average market capitalization for companies held in the Fund’s portfolio was $1.5 billion, and for the Russell 2000 Index, the weighted average market capitalization was $1.2 billion.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers selects stocks that may benefit over time from a more reasonable market assessment of fundamental value.

Stock selection for the Small-Company Stock Fund includes an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term.

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Fund Summaries	17

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk  The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

Small-Company Risk  Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with smaller market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

CALENDAR YEAR TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/10
Returns before taxes	33.94%	8.58%	10.60%

Returns after taxes on distributions	33.87%	8.04%	10.29%

Returns after taxes on distributions and sale of fund shares	22.06%	7.21%	9.35%

Russell 2000 Index	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q2 of 2009
23.62%

Worst Quarter:
Q4 of 2008
-24.38%

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Portfolio Managers
Peter Morris, Stuart Teach, CFA, and Mark Ashton, CFA, are the co-managers of the Small-Company Stock Fund. Mr. Morris is the President and Chief Executive Officer and a Director of Homestead Funds, a Director

18	Fund Summaries

and the President of RE Advisers Corporation and the Vice President and Chief Investment Officer of NRECA. He has co-managed the Fund since its inception. Mr. Teach is a Director and the Vice President of RE Advisers Corporation and has co-managed the Fund since its inception. Mr. Ashton is an Equity Portfolio Manager for RE Advisers Corporation and NRECA and has co-managed the Fund since January 1999.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	19

International Value Fund

Fund Summaries	Inception: January 22, 2001

INVESTMENT OBJECTIVE
The International Value Fund is a stock fund that seeks long-term capital appreciation.

FEES AND EXPENSES
The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee (for shares sold within 30 days of purchase)	2%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.03%
Expenses waived by RE Advisers(a)	(0.03)%

Total Annual Fund Operating Expenses(b)	1.00%

(a)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Funds. The contractual waiver is for a one-year period ending April 30, 2012. At that time, RE Advisers may revise, renew or discontinue the waiver.

(b)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 48 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

Expense Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$102	$318	$552	$1,225

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The International Value Fund invests primarily in equity securities traded principally outside the United States, including securities traded in emerging markets, believed by the Fund’s subadviser to be undervalued and thereby offering above-average potential for capital appreciation.

Under normal market conditions, the International Value Fund invests at least 80% of its assets primarily in at least three countries, not including the United States. The Fund may invest in securities of issuers of any capitalization. From time to time, the Fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The approach of the Fund’s subadviser, Mercator Asset Management, L.P. (“Mercator”), is to seek to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator segregates several hundred stocks into its proprietary database. The stocks in this universe are then ranked from most to least attractive; the most highly ranked stocks are then subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry and macro factors.

20	Fund Summaries

PRINCIPAL RISKS
As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk  The chance that returns on stocks within the specific sectors in which the Fund invests (value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

Foreign Risk  Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Japanese Risk  Because the Fund invests a significant portion of its assets in Japanese securities it is subject to general economic and political conditions in Japan. Japan has few natural resources and must export to pay for its imports of these basic requirements. Meanwhile, Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Domestic or foreign trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

Currency Risk  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund, which invests in securities denominated in, and receives revenues in, foreign currencies.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year, 5 years and since inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.homesteadfunds.com or by calling 1-800-258-3030.

Fund Summaries	21

CALENDAR YEAR TOTAL RETURNS*

			Since
			Inception
AVERAGE ANNUAL TOTAL RETURNS*	1 Year	5 Year	(1/22/01)
periods ended 12/31/10
Returns before taxes	5.73%	3.19%	3.21%
Returns after taxes on distributions	5.17%	1.99%	1.91%
Returns after taxes on distributions and sale of fund shares	3.71%	2.09%	2.23%
MSCI® EAFE® Index	7.75%	2.46%	3.58%

*	The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from its inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 1, 2005 to June 9, 2006. Mercator’s role as subadviser began June 12, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Best Quarter:
Q2 of 2009
21.51%

Worst Quarter:
Q3 of 2002
-20.24%

FUND MANAGEMENT
Investment Adviser
RE Advisers Corporation

Subadviser
Mercator Asset Management, L.P.

Portfolio Management Team
Peter Spano, CFA, James Chaney, Barbara Trebbi, CFA, Gary Clemons and Robert Mazuelos are General Partners and portfolio managers at Mercator. Each is a co-manager of the International Value Fund and has co-managed the Fund since June 2006.

OTHER IMPORTANT FUND INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

22	Fund Summaries

Other Important Fund Information

PURCHASE AND SALE OF FUND SHARES
You can buy, sell (redeem) or exchange shares of the Fund on any business day, which is any day that the New York Stock Exchange (“NYSE”) is open.

You can purchase, sell or exchange shares of the Fund either through a financial professional or directly from the Fund.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.

TAX INFORMATION
Each Fund intends to make distributions that will be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summaries	23

Fund Details
Additional Information About the Funds

Daily Income Fund
The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

The Fund’s investments may include:

•	short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by Fannie Mae)

•	short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker’s acceptances and time deposits)

•	short-term corporate obligations (for example, notes and bonds)

•	commercial paper issued by corporations and finance companies

•	repurchase agreements collateralized by cash items or U.S. Government securities

•	U.S. dollar-denominated obligations of foreign issuers

•	other money market funds.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality
The Fund invests in short-term debt securities that, at the time of investment, are eligible securities. Generally, an eligible security is a security that has a remaining maturity of 397 days or less and that the Fund’s Board of Directors or RE Advisers determines presents minimal credit risks.

Maturity
The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. In addition, the Fund will not acquire any instrument with a remaining maturity of greater than 397 days.

Liquidity
The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable, within one business day.

The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government Securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; or securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Additional Fund Risks
Some types of securities in which the Fund invests pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed-upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Advisers’ ability to accurately assess and monitor an issuer’s financial condition.

24	Fund Details

Short-Term Government Securities Fund
The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

The Fund invests at least 80% of its total assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments can include . . .

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

•	repurchase agreements collateralized by the above mentioned securities.

Remaining assets may be invested in other types of securities, including municipal bonds, mortgage pass through securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, corporate bonds and money market accounts.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality
The Fund will invest at least 80% of its total assets in securities backed by the full faith and credit of the U.S. Government.

Maturity
The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed more than three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed-upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Municipal Bonds  Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

Mortgage-Backed Securities  These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund’s return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager’s CMO class selections could increase or decrease the Fund’s price sensitivity.

Asset-Backed Securities  These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors also may experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the

Fund Details	25

contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Short-Term Bond Fund
The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

The Fund ordinarily will invest at least 80% of its total assets in debt securities in the three highest credit categories as ranked by an NRSRO.

These investments can include:

•	corporate debt securities

•	U.S. Treasury securities

•	securities issued by U.S. Government entities and instrumentalities

•	mortgage pass-through securities and collateralized mortgage obligations (“CMOs”) issued by U.S. Government and non-government agencies

•	asset-backed securities

•	U.S. dollar-denominated debt securities of foreign issuers.

Remaining assets may be invested in other types of securities as subject to the below restrictions. These can include. . .

•	convertible bonds

•	municipal bonds

•	preferred stocks, American Depositary Receipts (“ADRs”), common stocks and investment-grade debt securities (those rated in the top four credit categories) convertible into or exchangeable for common stocks

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality
The Fund may invest in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, but limited to no more than 5% of the Fund’s net assets at the time of purchase.

Maturity
The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed more than three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Fund Holdings Liquidity
The Fund may invest in privately placed securities, but limited to no more than 10% of the Fund’s net assets at the time of purchase.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Advisers’ ability to accurately assess and monitor an issuer’s financial condition.

Municipal Bonds  Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local

26	Fund Details

business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Mortgage-Backed Securities  These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund’s return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay. Collateralized mortgage obligations (“CMOs”) are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager’s CMO class selections could increase or decrease the Fund’s price sensitivity.

Asset-Backed Securities  These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Zero-Coupon Bonds  Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The investor (in this case, the Fund) is paid back at face value when the security matures. Prices of zero-coupon bonds fluctuate more in response to changes in interest rates than those of other types of comparable maturity fixed-income securities.

Convertible Bonds  Convertible bonds are debt securities that can be exchanged for a specific number of shares of the issuer’s stock. Prices of convertible bonds tend to be less volatile than those of the underlying stock but more volatile than those of non-convertible securities.

Stock Index Fund
The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective. Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio. BlackRock Fund Advisors (“BFA”) and its affiliates invest for their own accounts in the types of securities in which the Master Portfolio also may invest.

The Master Portfolio invests mostly in stocks, although it may invest in stock index future contracts and options on futures contracts. By investing in all of the stocks within its benchmark index, the Master Portfolio avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.

Fund Details	27

The Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

BFA does not manage the Master Portfolio according to traditional methods of “active” investment management, which involve buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, BFA utilizes a “passive” or indexing investment approach for the Master Portfolio, attempting to approximate the investment performance of the Index. BFA selects stocks for the Master Portfolio so that the overall investment characteristics of the Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the Index.

Master-Feeder Structure
The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

Investor purchases shares of . . .
Feeder index fund which invests in . . .
Master index fund which buys . . .
Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.

Index Description and Construction
The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor’s (“S&P”) and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use by the Master Portfolio. The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Master Portfolio.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Concentration Risk  The Master Portfolio reserves the right to concentrate its investments (i.e., invest less than 25% of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Derivatives Risk  The Master Portfolio’s use of derivatives may reduce the Master Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Master Portfolio to sell or otherwise close a derivatives position could expose the Master Portfolio to losses and could make derivatives more difficult for the Master Portfolio to value accurately. The Master Portfolio could also suffer losses related to its derivatives

28	Fund Details

positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BFA may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Master Portfolio’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Master Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Master Portfolio’s hedging transactions will be effective. The income from certain derivatives may be subject to U.S. federal income tax.

Expense Risk  Master Portfolio expenses are subject to a variety of factors, including fluctuations in the Master Portfolio’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Master Portfolio’s net assets decrease due to market declines or redemptions, the Master Portfolio’s expenses will increase as a percentage of Master Portfolio net assets. During periods of high market volatility, these increases in the Master Portfolio’s expense ratio could be significant.

Futures and Options  The Master Portfolio may buy and sell futures contracts on the Index and options on these futures contracts. Futures and options are agreements to buy or sell units of an index at an agreed upon price on a specific future date. With a futures contract, the Master Portfolio is obligated either to buy or sell the security at the agreed-upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Master Portfolio has the right but not the obligation to buy or sell the security at the agreed-upon terms. The Master Portfolio uses futures and options as a way of sharing in the performance of the Index without owning all Index securities directly. This strategy enhances the Master Portfolio’s ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract’s original cost. To mitigate these risks, the Master Portfolio will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Master Portfolio will invest only in futures and options whose values are tied to the Index. The Master Portfolio invests in futures and options to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Liquidity Risk  Liquidity risk exists when particular investments are difficult to purchase or sell. The Master Portfolio’s investments in illiquid securities may reduce the returns of the Master Portfolio because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Master Portfolio’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Master Portfolio will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Master Portfolio, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in the changing markets, and if the Master Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Master Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Master Portfolio, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Passive Investment Risk  Because BFA does not select individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Securities Lending Risk  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.

Value Fund
The Value Fund invests in stocks of established companies that RE Advisers believes are selling at a discount to their true worth. The Fund seeks capital growth over the long term and, secondarily, income. Because of the volatility inherent in equity investing, the Value Fund is best suited for long-term investors.

Under ordinary conditions, the Fund will invest at least 80% of its total assets in common stocks of established companies. Remaining assets may be invested in other types of securities, including . . .

Fund Details	29

•	preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

•	debt securities in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA and A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

•	U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts (“ADRs”).

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.

The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2010, the average market capitalization for all of the companies held in the portfolio was $37 billion. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.

This Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock.

•	the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies.

•	any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons why a stock may be trading at a discount. For example, the company issuer may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed-upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Adviser’s ability to accurately assess and monitor an issuer’s financial condition.

Growth Fund
The Growth Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies. Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation

30	Fund Details

and the overall economy, the market eventually will reward it with a higher stock price. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Fund’s normal investment criteria, when T. Rowe Price perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks and use futures and options in keeping with the Fund’s objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Foreign Securities  Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability. Fund investments in foreign securities are limited to 10% of total assets.

Futures and Options  The Fund may buy and sell futures contracts and options on futures contracts.

Futures and options are agreements to buy or sell a security at an agreed-upon price on a specific future date. With a futures contract, the Fund is obligated either to buy or sell the security at the agreed-upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Fund has the right but not the obligation to buy or sell the security at the agreed-upon terms. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract’s original cost. To mitigate these risks, the Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. With regard to futures, initial margin deposits and premiums used for non-hedging purposes will not exceed 5% of the Fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Convertible Securities & Warrants  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights and pay no dividends. Fund investments in warrants are limited to 10% of total assets.

Hybrid Instruments  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero. Fund investments in hybrids are limited to 10% of total assets.

Fund Details	31

Small-Company Stock Fund
The Small-Company Stock Fund seeks capital growth over the long term by investing in stocks of small companies that RE Advisers believes are undervalued. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Small-Company Stock Fund focuses on companies that typically have market capitalizations, at the initial time of the Fund’s investment, similar to the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2000 smallest companies in the Russell 3000 Index. On December 31, 2010, the average market capitalization for companies held in the Fund’s portfolio was $1.5 billion, and for the Russell 2000 Index, the weighted average market capitalization was $1.2 billion. Market capitalization is a measure of the company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.

Up to 20% of the Fund’s assets may be invested in other types of securities including . . .

•	short-term debt securities

•	U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts (“ADRs”)

•	high-quality money market securities

•	investment-grade debt securities convertible into or exchangeable for common stocks.

This Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is under-priced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock.

•	the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies.

•	any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons why a stock may be trading at a discount. For example, the company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed-upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Advisers’ ability to accurately assess and monitor an issuer’s financial condition.

American Depositary Receipts (“ADRs”)  ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs trade on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

32	Fund Details

International Value Fund
The International Value Fund seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. There is no assurance that the Fund will achieve its investment objective. Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

Under normal market conditions, the International Value Fund invests at least 80% of its assets primarily in at least three countries, not including the United States. The Fund may invest in securities of issuers of any capitalization. From time to time, the Fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Additional Fund Risks
Some types of securities in which the Fund may invest pose specific risks. These include . . .

Investments in Small- and Mid-Size Companies.  Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small or mid-size market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with small or mid-size market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

PORTFOLIO HOLDINGS DISCLOSURE
A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 1-800-258-3030 or by visiting www.homesteadfunds.com.

For all of the Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending December 31 and June 30, respectively. These reports are delivered to shareholders and posted online at www.homesteadfunds.com approximately 60 days after the period end. Additionally, a complete schedule of investments for the Daily Income Fund as of month end is available online at www.homesteadfunds.com no later than the fifth business day of the following month.

For the periods ending March 31 and September 30, a complete list of each Fund’s portfolio securities is posted online at www.homesteadfunds.com approximately 60 days after the period end.

Fund Details	33

Management of the Funds

INVESTMENT ADVISER/ADMINISTRATOR
for the Funds
RE Advisers Corporation
4301 Wilson Boulevard
Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value and Small-Company Stock Funds. RE Advisers was launched in 1990 and, as of December 31, 2010, manages approximately $1.28 billion for mutual fund and private account investors. RE Advisers is responsible for overseeing the selection of investments, management of the portfolio and the setting of investment strategies for the Growth Fund by T. Rowe Price and the International Value Fund by Mercator, the respective subadvisers of those Funds.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In 2010, the Funds paid RE Advisers the following investment management fees, expressed as a percentage of fund assets:

Daily Income Fund	0.05%
Short-Term Government Securities Fund	0.45%
Short-Term Bond Fund	0.60%
Value Fund	0.54%
Growth Fund	0.37%
Small-Company Stock Fund	0.85%
International Value Fund	0.72%

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2010.

RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative service agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2010, the Stock Index Fund paid RE Advisers 0.25% of net assets as compensation for administrative services.

PORTFOLIO MANAGERS
The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios.

Daily Income Fund

John Szczur
Mr. Szczur is a Money Market Portfolio Manager for RE Advisers and the Director, Pension Investments for NRECA. He is the portfolio manager for the Daily Income Fund. He received his BS in Business Economics from the University of Pittsburgh at Johnstown, PA, an MBA in Finance and Investments from George Washington University in Washington, DC, and an MS in Real Estate and Urban Development from American University in Washington, DC. Mr. Szczur is a Director of RE Investment Corporation and has been with NRECA since September 2010. Prior to joining NRECA, he was Director of Investments at the Central Pension Fund of the International Union of Operating Engineers and Participating Employers in Washington, DC, since 1997.

Short-Term Government Securities Fund and
Short-Term Bond Fund

Douglas Kern, CFA
Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned Funds since inception. He received his BA in Business Administration and his MBA in Finance from Pennsylvania State University. He has been with NRECA since 1985.

Value Fund and Small-Company Stock Fund

Peter Morris
Mr. Morris is a Director and the President of RE Advisers and the Vice President and Chief Investment Officer of NRECA. He received his BS in Economics from Coe

34	Fund Details

College. He has been with NRECA since 1974. Mr. Morris is a portfolio manager of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since inception. He is a Director and the Vice President of RE Investment Corporation and a Director and the President and Chief Executive Officer of Homestead Funds.

Stuart Teach, CFA
Mr. Teach is a Director and the Vice President of RE Advisers. He received his BS in Business Administration and Finance from The Ohio State University. He received his MBA in Finance from Miami University. Mr. Teach is a Senior Equity Portfolio Manager for the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since inception. He is a Director and the President of RE Investment Corporation and has been with NRECA since 1985.

Mark Ashton, CFA
Mr. Ashton is an Equity Portfolio Manager for RE Advisers and NRECA. He and co-managers Mr. Morris and Mr. Teach oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since January 1999. He received his BS in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers and NRECA in 1999.

SUBADVISER
to the Growth Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of RE Advisers and the Board of Directors.

T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, is registered with the SEC under the Advisers Act. T. Rowe Price offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2010, T. Rowe Price managed over $482 billion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between the Growth Fund and T. Rowe Price is included in the Funds’ annual report for the year ended December 31, 2010.

Robert W. Sharps serves as the portfolio manager of the Growth Fund and is primarily responsible for the Fund’s management. Mr. Sharps is a Vice President of T. Rowe Price. He is the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the firm’s Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

SUBADVISER
to the International Value Fund
Mercator Asset Management, L.P.
Boca Center
5200 Town Center Circle, Suite 550
Boca Raton, FL 33486

As subadviser, Mercator selects, buys and sells securities for the International Value Fund in accordance with the Fund’s investment objective and policies and under the supervision of RE Advisers and the Board of Directors.

Mercator is an asset management firm founded in 1984. Mercator is registered with the SEC under the Advisers Act. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments and foundations. Mercator is a limited partnership owned by its executive officers, and as of December 31, 2010, managed over $7.3 billion in assets including separate accounts and commingled funds. The firm manages money for several U.S. corporate and public pension plans. The investment team, comprised of eight members, averages 25 years of investment experience and focuses its efforts on research.

Fund Details	35

A discussion regarding the basis for the Board of Directors’ approval of the subadvisory agreement between the International Value Fund and Mercator is included in the Funds’ annual report for the year ended December 31, 2010.

Mercator is a limited partnership owned by its five executive officers, each of whom owns 100% of his or her Delaware corporations noted below.

Key professionals involved in the day-to-day portfolio management of the International Value Fund include the following:

Peter F. Spano, CFA, President, PXS Corp., General Partner, began his career in 1968, spending 12 years as an officer, portfolio manager and analyst with The Chase Manhattan Bank, N.A. and then Flagship National Bank of Miami (now SunTrust). For several years following, Mr. Spano was Director of Investments for American Birthright Trust Management, Inc., an investment adviser to mutual funds, as well as Vice President and portfolio manager of one of the funds. Prior to joining Mercator, Mr. Spano served as Vice President and Chairman of the Portfolio Management Committee at Templeton Investment Counsel, Inc. There he was responsible for global portfolio management and securities trading. Mr. Spano received his MBA from Baruch College (City University of New York) and his BBA from St. John’s University. Mr. Spano is a CFA® charterholder and a member of the CFA Institute, the Investment Adviser Association, and the South Florida Financial Analysts Society.

James E. Chaney, President, JXC Corp., General Partner, began his investment career in 1985 as Vice President of International Equities at General Electric Investments. His responsibilities included research and portfolio management in addition to the development of a new money management subsidiary. In 1991, he joined Templeton Investment Counsel and became an Executive Vice President. He managed $5.2 billion in international and global assets, including separate accounts and several institutional mutual funds. Mr. Chaney also served on the Portfolio Strategy Committee and participated in institutional marketing efforts. In 1996, he joined Hansberger Global Investors and, until joining Mercator, was Chief Investment Officer, responsible for the firm’s research and portfolio management activities. He received his MBA from Columbia University Graduate School of Business, an MS from Northeastern University, and a BS from the University of Massachusetts. Mr. Chaney is a member of the CFA Institute, the Investment Adviser Association, and the South Florida Financial Analysts Society.

Robert Mazuelos, President, RXM Corp., General Partner, serves as a portfolio manager and analyst at Mercator and is responsible for Latin America, South Africa and southern Europe. Prior to joining Mercator in 2008, he served as a Senior Vice President, portfolio manager and analyst at Hansberger Global Investors in Fort Lauderdale from 1995 to 2008. While managing $1.3 billion in assets, his research responsibilities included global sector and geographic coverage, with special emphasis on Latin America. Prior to Hansberger, Mr. Mazuelos was a performance analyst at Templeton Investment Counsel in Fort Lauderdale from 1991 to 1995. Mr. Mazuelos completed his MBA at Florida Atlantic University and earned a BS degree from the University of Florida. He is also a member of the CFA Society of South Florida.

Barbara J. Trebbi, CFA, President, BXT Corp., General Partner, began her career in 1988 at Mackenzie Investment Management Inc., as a research analyst focusing on international equities. From 1995, she served as a Vice President at Mackenzie, where she specialized in security analysis and management of investments in the Asian region. In 1995, she was appointed to serve on Mackenzie’s executive committee and became Senior Vice President and Managing Director of International Equities at Ivy Management Inc., a wholly-owned subsidiary of Mackenzie. There she oversaw a team of research analysts and had direct responsibility for managing several international equity portfolios as well as regional portfolios focusing on Asia. Ms. Trebbi has a Graduate Diploma from the London School of Economics and Political Science and a BS degree from the University of Florida. She is a CFA® charterholder and a member of the CFA Institute, the Investment Adviser Association, and also is a member of the South Florida Financial Analysts Society, where she served as President from 1994 to 1995.

Gary R. Clemons, President, GQC Corp., General Partner, began his career as an investment professional over

36	Fund Details

16 years ago. Most recently, he served as Deputy Director of Research and Executive Vice President at Templeton Investment Counsel in Fort Lauderdale, where he managed $3 billion in international and global equities. From 1990 to 1993, he served as a research analyst and portfolio manager at Templeton Quantitative Advisors in New York, a subsidiary of Templeton International. Mr. Clemons holds an MBA from the University of Wisconsin—Madison and a BS degree from the University of Nevada—Reno. In addition, he served as an officer in the United States Marine Corps from 1981 to 1985. Mr. Clemons is a member of the South Florida Financial Analysts Society.

INVESTMENT ADVISER
FOR THE MASTER PORTFOLIO
of the Stock Index Fund
BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105

BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets. BFA and its predecessors have been managing funds since 1973. BFA is a wholly-owned subsidiary of BlackRock Institutional Trust Company, which in turn is indirectly owned by BlackRock, Inc. (“BlackRock”). Prior to December 1, 2009, BFA’s name was “Barclays Global Fund Advisors” and it was a direct subsidiary of Barclays PLC. BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

The six members of the Master Portfolio Management Team who have the most significant day-to-day management responsibility are: Diane Hsiung, Greg Savage, Edward Corallo, Christopher Bliss, Jennifer Hsui and Creighton Jue.

Diane Hsiung has been a member of the Master Portfolio Management Team since January 2008. She is an employee of BFA and BlackRock, and was a senior portfolio manager for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) from 2007 through November 2009 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage, CFA, has been a member of the Master Portfolio Management Team since January 2008. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through November 2009 and a portfolio manager for BFGA and BGI from 2001 to 2006.

Edward Corallo has been a member of the Master Portfolio Management Team since May 2009. He is an employee of BFA and BlackRock and was the head of portfolio management in the Index Equity Group for BGFA and BGI from 2007 through November 2009. Prior to that time, he was a senior portfolio manager for BGFA and BGI from 2001 to 2007.

Christopher Bliss, CFA, has been a member of the Master Portfolio Management Team since May 2009. He is an employee of BFA and BlackRock. Mr. Bliss was a senior portfolio manager for BGI from 2005 through November 2009 and a portfolio manager for BGI from 2004 to 2005.

Jennifer Hsui, CFA, has been a member of the Master Portfolio Management Team since May 2009. She is an employee of BFA and BlackRock. Ms. Hsui was a senior portfolio manager for BGI from 2007 through November 2009 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006.

Creighton Jue, CFA, has been a member of the Master Portfolio Management team since April 2011. He is an employee of BFA and BlackRock and was a director for BTC from 2009 through 2011 and a principal for BGI from 2004 to 2009.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Homestead Funds and the Master Portfolio.

BOARD OF DIRECTORS
The Board of Directors establishes Homestead Funds’ corporate policies and monitors Fund performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 1-800-258-3030 or by visiting www.homesteadfunds.com.

Fund Details	37

DISTRIBUTOR
RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203

TRANSFER AGENT
NFDS, Inc. (doing business as BFDS)
P.O. Box 219486
Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.

CUSTODIAN
State Street Bank and Trust Company serves as the custodian for all of the Funds.

38	Fund Details

Additional Tax Information
As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.

DISTRIBUTION SCHEDULE
Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.

We will mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. Distributions are declared and paid according to the following schedule:

INTEREST INCOME
Daily Income Fund
Declared daily and paid monthly

Short-Term Government Securities Fund
Declared daily and paid monthly

Short-Term Bond Fund
Declared daily and paid monthly

Stock Index Fund
Declared and paid annually

Value Fund
Declared and paid semi-annually

Growth Fund
Declared and paid annually

Small-Company Stock Fund
Declared and paid annually

International Value Fund
Declared and paid annually

CAPITAL GAINS
All Funds
If any, declared and paid annually, more frequently if necessary.

TAXES ON DIVIDENDS AND DISTRIBUTIONS
Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, ordinary income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to noncorporate investors. A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by a Fund. Certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

TAXES ON TRANSACTIONS
Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Fund Details	39

BACKUP WITHHOLDING
If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

BUYING A DIVIDEND
If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

40	Fund Details

Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five years of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report. If you would like to receive a copy of the latest annual report which includes complete financials and footnotes, please call 1-800-258-3030.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010		2009		2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		—		— (b)	—	—

Total from investment operations	—		—		0.02	0.05	0.04

Distributions
Net investment income	—	(b)	—	(b)	(0.02)	(0.05)	(0.04)
Net realized gain	—		—		—	—	—

Total distributions	—		—		(0.02)	(0.05)	(0.04)

NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00	$1.00	$1.00

TOTAL RETURN	0.01%		0.31%		2.14%	4.62%	4.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$187,089		$191,492		$182,011	$149,303	$127,625
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%		0.73%		0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	0.01	%(a,c)	0.30	%(a,c)	2.08%	4.52%	4.30%
Ratio of expenses to average net assets	0.24	%(a,c)	0.47	%(a,c)	0.69%	0.71%	0.74%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010.

Fund Details	41

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.25	$5.26	$5.17	$5.10	$5.06

Income from investment operations
Net investment income (a)	0.12	0.14	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.01	— (b)	0.10	0.07	0.05

Total from investment operations	0.13	0.14	0.26	0.27	0.19

Distributions
Net investment income	(0.12)	(0.14)	(0.16)	(0.20)	(0.14)
Net realized gain	— (b)	(0.01)	(0.01)	—	(0.01)

Total distributions	(0.12)	(0.15)	(0.17)	(0.20)	(0.15)

NET ASSET VALUE, END OF YEAR	$5.26	$5.25	$5.26	$5.17	$5.10

TOTAL RETURN	2.57%	2.85%	5.16%	5.50%	3.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$76,137	$65,682	$55,354	$39,463	$40,779
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75%	0.78%	0.82%	0.87%	0.87%
Ratio of net investment income to average net assets (a)	2.27%	2.73%	3.06%	4.00%	2.89%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	26%	28%	50%	47%	30%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

42	Fund Details

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.13	$4.72	$5.17	$5.16	$5.13

Income from investment operations
Net investment income (a)	0.23	0.33	0.27	0.22	0.19
Net realized and unrealized gain (loss) on investments	0.06	0.42	(0.45)	0.01	0.03

Total from investment operations	0.29	0.75	(0.18)	0.23	0.22

Distributions
Net investment income	(0.23)	(0.33)	(0.27)	(0.22)	(0.19)
Net realized gain	—	(0.01)	—	—	—

Total distributions	(0.23)	(0.34)	(0.27)	(0.22)	(0.19)

NET ASSET VALUE, END OF YEAR	$5.19	$5.13	$4.72	$5.17	$5.16

TOTAL RETURN	5.73%	16.38%	(3.52)%	4.62%	4.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$309,006	$246,420	$204,332	$228,591	$208,482
Ratio of gross expenses before voluntary expense limitation to average net assets	0.80%	0.83%	0.81%	0.82%	0.84%
Ratio of net investment income to average net assets (a)	4.38%	6.62%	5.49%	4.33%	3.71%
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	38%	52%	56%	41%	40%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

Fund Details	43

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$8.24	$6.64	$10.94	$10.57	$9.30

Income from investment operations
Net investment income	0.12	0.11	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.07	1.60	(4.25)	0.37	1.27

Total from investment operations	1.19	1.71	(4.08)	0.52	1.40

Distributions
Net investment income	(0.12)	(0.11)	(0.22)	(0.15)	(0.13)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.11)	(0.22)	(0.15)	(0.13)

NET ASSET VALUE, END OF YEAR	$9.31	$8.24	$6.64	$10.94	$10.57

TOTAL RETURN	14.47%	25.83%	(37.41)%	4.91%	15.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$60,624	$51,847	$39,786	$62,332	$56,508
Ratio of net investment income to average net assets	1.45%	1.66%	1.82%	1.44%	1.32%
Ratio of expenses to average net assets (a)	0.62%	0.75%	0.59%	0.64%	0.68%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

(a)	Includes 0.05% of expenses allocated from the Master Portfolio.

44	Fund Details

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$27.52	$22.03	$35.48	$35.94	$32.78

Income from investment operations
Net investment income	0.38	0.40	0.59	0.83	0.57
Net realized and unrealized gain (loss) on investments	3.18	5.49	(13.45)	0.37	5.25

Total from investment operations	3.56	5.89	(12.86)	1.20	5.82

Distributions
Net investment income	(0.38)	(0.40)	(0.59)	(0.83)	(0.57)
Net realized gain	—	—	—	(0.83)	(2.09)

Total distributions	(0.38)	(0.40)	(0.59)	(1.66)	(2.66)

NET ASSET VALUE, END OF YEAR	$30.70	$27.52	$22.03	$35.48	$35.94

TOTAL RETURN	13.05%	26.98%	(36.43)%	3.25%	17.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$547,616	$497,076	$422,740	$723,406	$649,478
Ratio of net investment income to average net assets	1.32%	1.71%	1.96%	2.23%	1.68%
Ratio of expenses to average net assets	0.73%	0.80%	0.70%	0.66%	0.71%
Portfolio turnover rate	4%	3%	6%	4%	13%

Fund Details	45

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010		2009		2008		2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$5.02		$3.31		$5.87		$5.22	$5.06

Income from investment operations
Net investment loss	(0.01)		—	(a)	(0.03)		(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.79		1.71		(2.37)		0.91	0.35

Total from investment operations	0.78		1.71		(2.40)		0.86	0.28

Distributions
Net investment income	—		—		—		—	—
Net realized gain	—		—		(0.16)		(0.21)	(0.12)

Total distributions	—		—		(0.16)		(0.21)	(0.12)

NET ASSET VALUE, END OF YEAR	$5.80		$5.02		$3.31		$5.87	$5.22

TOTAL RETURN	15.54%		51.66%		(40.93)%		17.55%	5.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$29,051		$19,059		$6,707		$9,001	$6,776
Ratio of gross expenses before voluntary expense
limitation to average net assets	1.23%		1.74%		1.30%		1.26%	1.50%
Ratio of net investment income (loss) to average net assets	(0.17	)%(b)	(0.09	)%(b)	(0.61	)%(b)	(0.93)%	(1.16)%
Ratio of expenses to average net assets	0.95	%(b)	0.95	%(b)	0.93	%(b)	1.26%	1.50%
Expense ratio of underlying exchange traded fund	N/A		N/A		0.18	%(c)	0.20%	0.20%
Effective expense ratio	0.95%		0.95%		1.11%		1.46%	1.70%
Portfolio turnover rate	67%		66%		96	%(d)	19%	27%

(a)	Less than $0.01 per share.

(b)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008, the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.

(c)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(d)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

46	Fund Details

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$17.04	$11.81	$18.16	$19.06	$17.00

Income from investment operations
Net investment income (loss)	0.03	0.10	0.11	0.19	0.23
Net realized and unrealized gain (loss) on investments	5.75	5.23	(6.35)	0.06	2.60

Total from investment operations	5.78	5.33	(6.24)	0.25	2.83

Distributions
Net investment income	(0.03)	(0.10)	(0.11)	(0.19)	(0.23)
Net realized gain	—	—	—	(0.96)	(0.54)

Total distributions	(0.03)	(0.10)	(0.11)	(1.15)	(0.77)

NET ASSET VALUE, END OF YEAR	$22.79	$17.04	$11.81	$18.16	$19.06

TOTAL RETURN	33.94%	45.10%	(34.33)%	1.36%	16.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$114,159	$65,833	$45,041	$66,910	$63,515
Ratio of net investment income (loss) to average net assets	0.20%	0.71%	0.73%	0.99%	1.29%
Ratio of expenses to average net assets	1.17%	1.23%	1.25%	1.19%	1.23%
Portfolio turnover rate	4%	9%	26%	18%	5%

Fund Details	47

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,
	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF YEAR	$7.27	$5.90	$9.84	$9.72	$7.79

Income from investment operations
Net investment income (a)	0.14	0.18	0.23	0.36	0.05
Net realized and unrealized gain (loss) on investments	0.27	1.35	(3.68)	0.44	1.96

Total from investment operations	0.41	1.53	(3.45)	0.80	2.01

Distributions
Net investment income	(0.11)	(0.16)	(0.37)	(0.29)	(0.07)
Net realized gain	—	—	(0.12)	(0.39)	(0.01)

Total distributions	(0.11)	(0.16)	(0.49)	(0.68)	(0.08)

NET ASSET VALUE, END OF YEAR	$7.57	$7.27	$5.90	$9.84	$9.72

TOTAL RETURN	5.73%	25.93%	(35.43)%	8.21%	25.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$135,455	$122,920	$92,716	$140,971	$91,903
Ratio of gross expenses before voluntary expense
limitation to average net assets	1.02%	1.06%	1.01%	1.00%	1.04	%(b)
Ratio of net investment income to average net assets (a)	2.08%	2.23%	2.73%	2.81%	0.95%
Ratio of expenses to average net assets (a)	0.99%	0.99%	0.98%	0.99%	0.99	%(b)
Portfolio turnover rate	44%	47%	25%	22%	55%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005 through June 11, 2006.

48	Fund Details

Account Transactions

INVESTING DIRECTLY WITH HOMESTEAD FUNDS
You pay no commissions when you buy, sell or exchange shares directly with the Funds’ distributor, RE Investment Corporation.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

With the exception of the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund, if you exchange or sell shares that were recently acquired, your transaction may be subject to a redemption fee. Refer to “Fund Pricing, Policies and Fees” for more information about this fee.

WHO MAY BUY SHARES
Homestead Funds’ shares currently are offered for sale in all 50 states, as well as the District of Columbia and Puerto Rico, to U.S. citizens and resident aliens. In accordance with the USA PATRIOT Act, we will take steps to confirm your identity upon receipt of your account application. You also may be asked to provide documents that may help to establish your identity, such as a Social Security card. You must provide us with a valid Social Security or Taxpayer Identification Number (“TIN”) and a physical address of residence (not a P.O. Box). If you are a U.S. citizen or resident alien who opens an account while living in any of the aforementioned places, and then moves to another place where Homestead Funds is not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds’ accounts so long as your funds are drawn from a U.S. bank.

When you open an account for an entity, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. You also may be asked to provide documents, such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

HOW TO BUY SHARES
You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained in the following sections.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

Initial Investment
For non-retirement accounts, there is a $500 account minimum. For IRA accounts, there is a $200 account minimum. Minimum investment amounts are waived for participants in the Automatic Investment Plan.

By Mail
Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

By Phone
New investors must first complete an account application. On the day you expect to send your investment, call us at 1-800-258-3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fed wire or ACH transfer to your Fund account.

Account Management and Services	49

Through an Automatic Investment Plan
Complete an account application to authorize this service. Mail your completed account application to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

Subsequent Investment
No minimum investment amount.

By Mail
Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in.

By Phone
Call us at 1-800-258-3030 to send money by Fed wire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online
Log on to your account at www.homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online. This service is not available for all account types.

HOW TO EXCHANGE SHARES
An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail
Send a letter to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between differently registered accounts, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.

By Phone
Call us at 1-800-258-3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online
Log on to your account at www.homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

HOW TO SELL SHARES
You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained in the following section.

Redemption proceeds can be sent by check or deposited directly in your bank account. If you authorize us to send a Fedwire, money will typically be deposited in your bank account on the next business day. An ACH transfer usually takes two to three business days. We charge a nominal fee to send a Fedwire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer.

By Mail
Send a letter of instruction to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount,

50	Account Management and Services

percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). If you are under age 59 1/2 and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming $50,000 or more from any one Fund in any one account. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

By Phone
Call us at 1-800-258-3030. You must have telephone redemption privileges. To have proceeds sent by Fed wire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to less than $50,000 per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 1/2 or older. Requests for premature distributions from IRA accounts must be made in writing.

Online
Log on to your account at www.homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one account, redemptions are limited to less than $50,000 per day. This service is not available for all account types.

By Check
Daily Income Fund shareholders including IRA investors age 59 1/2 or older may also write checks against their account. See “Checkwriting” for more information.

ACCEPTABLE FORMS OF PAYMENT
Personal and business checks
Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks, cashier’s checks and bearer bonds.

Fedwires and ACH transfers
Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

Some banks use different wire instructions for Fedwires versus ACH transfers. If requesting a Fedwire, please check with your bank to ensure the bank instructions on file with Homestead Funds are correct.

Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

DETERMINATION OF “GOOD ORDER” FOR PURCHASES
Purchases are not binding on Homestead Funds or its distributor and are not considered received until they are received by the transfer agent in “good order.” For the Daily Income Fund, investments made by Fed wire are considered to be in “good order” upon the transfer agent’s receipt of the wire. Daily Income Fund investments made by other methods, including personal check and ACH transfer, must be converted to federal funds before we consider them to be in “good order.” Checks drawn on banks that are members of the Federal Reserve system generally are converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in “good order” when received by the Funds.

Account Management and Services	51

HOW WE HANDLE INCOMPLETE INSTRUCTIONS
If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

CLEARING PERIOD FOR CHECKS
If you instruct us to redeem shares recently purchased by personal or business check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days from our receipt of the purchase check. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”

INVESTING THROUGH A FINANCIAL INTERMEDIARY
You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include:

•	minimum investment requirements

•	exchange policies

•	Fund choices

•	cutoff time for investments

•	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. Homestead Funds has selling or service agreements with these financial intermediaries, requiring them to record the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

52	Account Management and Services

Managing Your Account

IMPORTANT ADDRESSES
AND PHONE NUMBERS
Send transaction instructions and account inquiries to . . .

Regular Mail—	Homestead Funds c/o BFDS P.O. Box 219486 Kansas City, MO 64121-9486

Overnight Mail—	Homestead Funds c/o BFDS 330 W. 9th Street, 1st Floor Kansas City, MO 64105-1514 Attention: Shareholder Services

Send requests for general Fund information and sales literature to . . .
Homestead Funds
4301 Wilson Boulevard, INV8-305
Arlington, VA 22203
Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call . . .
1-800-258-3030

Our fax number is . . .
1-703-907-5606

Shareholders are responsible for confirming receipt. We do not accept all types of transaction requests, including those with a signature guarantee, sent by fax. Please call to confirm.

Homestead Funds’ website can be found at www.homesteadfunds.com.

24-HOUR, AUTOMATED TELEPHONE SERVICE
To hear a recording of the Funds’ most recent net asset values or to get account information, call 1-800-258-3030. Information is available 24 hours a day, seven days a week.

DAYS AND HOURS OF OPERATION
You may buy, sell or exchange shares on any day the New York Stock Exchange is open. The Exchange is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Telephone transactions must be made before 4:00 p.m. ET to be priced at the Fund’s closing price on that business day.

ACCOUNT STATEMENTS
Confirmation  We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return.

Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004.

FUND REPORTS
Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call

Account Management and Services	53

Homestead Funds at 1-800-258-3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

ELECTRONIC DOCUMENT DELIVERY
Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at www.homesteadfunds.com.

ORIGINAL AND LEGAL DOCUMENTS
Due to privacy concerns, Homestead Funds’ transfer agent generally does not return original and legal documents to you. However, if you request that such documents be returned to you, a fee may apply.

TELEPHONE/ONLINE TRANSACTION PRIVILEGES
If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 1-800-258-3030) or online (at www.homesteadfunds.com). See “Account Transactions” for transaction instructions.

How to Authorize   Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit   Redemptions made by phone or online are limited to less than $50,000 per day from any one Fund in any one account. For redemptions of $50,000 or more, a signature guarantee is required; therefore, you would need to send us your instructions by mail.

Busy Periods   We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online, by fax or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.

Safeguards and Limits to Liability   Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believes to be genuine.

AUTOMATIC INVESTMENT/EXCHANGE/REDEMPTION PLANS
To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.

Automatic Investment (By ACH Transfer)   You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction)   You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange   You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.

54	Account Management and Services

Automatic Redemption   You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

For IRAs   If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59 1/2 or older. Please contact us if you have special circumstances.

CHECKWRITING
Eligibility   Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older). You may sign up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount   Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks   If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 1-800-258-3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments   Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 1-800-258-3030.

Checks Written Against Newly Opened Accounts
If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds   If you write a check for an amount that exceeds your Daily Income Fund account balance, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

TYPES OF ACCOUNTS
Account applications are available online at www.homesteadfunds.com or call us at 1-800-258-3030.

Regular Accounts   You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts   You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 1-800-258-3030 or go to www.homesteadfunds.com.

Coverdell Education Savings Accounts   You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans   Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 (deferred compensation) plan. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 1-800-258-3030.

Account Management and Services	55

Fund Pricing, Policies and Fees

WHEN TRANSACTIONS ARE PRICED
Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

HOW FUND PRICES ARE DETERMINED
Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated
Each Fund’s net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. The Exchange is closed on weekends and major holidays.

Valuation Methodology (Daily Income Fund)
The Daily Income Fund’s net asset value is expected to be a constant $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Valuation Methodology (All Other Funds)
Portfolio securities are valued primarily based on market quotations. If market quotations are not available or do not accurately reflect fair value for a security, the securities will be priced at fair value as determined in good faith using methods approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

Commercial paper with remaining maturities of 60 days or less at the time of purchase shall be valued at amortized cost, absent any unusual circumstances.

One example is an event that materially affects the value of a security, such as to the extent that the International Value Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of the Fund’s assets may be affected on those days. In addition, trading in some of the International Fund’s assets may not occur on days when the Fund is open for business.

The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed online using the EDGAR database on the SEC’s website at www.sec.gov.

56	Account Management and Services

SIGNATURE AUTHENTICATION
This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and Signature Validation Program Stamp (“Stamps”) policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program Stamp (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). Both types of Stamps can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the necessary Stamp. All account owners must sign the documents in front of the representative issuing the Stamp.

Homestead Funds may require a Signature Validation Program Stamp or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a Stamp.

Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions
For some types of non-financial transactions, we require a Signature Validation Program Stamp. Examples include:

•	Changing your name.

•	Changing or adding to the bank account information we have on file.

•	Changing the beneficiary for a non-retirement account established with transfer-on-death instructions

•	Changing or removing the custodian on an UGMA/UTMA account.

In the event your guarantor does not use the Signature Validation Program Stamp, you should request that it use its Medallion Stamp Signature Guarantee instead.

Financial Transactions
Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Examples include when you:

•	Send written instructions to redeem amounts of $50,000 or more from any one Fund in any one account.

•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•	Instruct us to make a redemption check payable to someone other than the account owner of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–	Required Minimum Distribution from an IRA account exchanged to a regular individual account registered to the same Social Security Number.

–	Required Minimum Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

–	Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) registered to the same Social Security Number.

•	Instruct us to transfer assets from Homestead Funds to another custodian if the amount to be transferred is $250,000 or more. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.

Account Management and Services	57

•	Change your account registration (for example, from a jointly registered account to an individually registered account).

•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Request a transfer of assets to another institution.

MINIMUM ACCOUNT SIZE
This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

RISKS ASSOCIATED WITH MARKET TIMING
Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in Fund portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.

Homestead Funds discourages short-term trading and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of Fund shares, as described in the following section. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

POLICIES AND PROCEDURES INTENDED TO DISCOURAGE MARKET TIMING
The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.

Fee for Short-Term Redemptions
The Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund each impose a 2% redemption fee on shares sold (either by making a redemption or by exchanging into another Fund) within 30 days of purchase.

The redemption fee applies to shares purchased and sold within 30 days after purchase. The fee does not apply to:

•	Shares held more than 30 days. Shares held the longest always will be redeemed first.

•	Redemptions/exchanges from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund.

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Transactions made as part of an automated investment, exchange or withdrawal plan.

How Paid
For transactions subject to a redemption fee, the amount of the fee is withheld from the amount redeemed/exchanged. Redemption fees are paid to the Fund from which the redemption was made and not to RE Advisers or RE Investment Corporation.

58	Account Management and Services

IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE
The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

Account Management and Services	59

Homestead Funds Privacy Policy	rev. 05/10

FACTS

WHAT DOES HOMESTEAD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

     • Social Security number

     • income

     • account balances

     • transaction history

     • investment experience

     • risk tolerance

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share	Does Homestead Funds
your personal information	share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For our affiliates to market to you — such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No

60	Privacy Policy

To limit our sharing	Call 1-800-258-3030 — our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-800-258-3030 or go to homesteadfunds.com.

Who we are

Who is providing this notice?	Homestead Funds, Inc.

What we do

How does Homestead Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you.

How does Homestead Funds collect my personal information?	We collect your personal information, for example, when you

     • open an account

     • buy securities from us

     • give us your income information

     • provide account information

     • give us your contact information

We do not collect personal information from others.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

     • sharing for affiliates’ everyday business purposes – information about your creditworthiness

     • affiliates from using information to market to you

     • sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Privacy Policy	61

Definitions

Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include financial companies, such as:

     • RE Advisers Corporation
     • RE Investment Corporation

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Homestead Funds, Inc., doesn’t jointly market.

62	Privacy Policy

Appendix A — S&P 500 Stock Master Portfolio*

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
periods ended 12/31/10
S&P 500 Stock Master Portfolio	15.06%	2.35%	1.41%
Standard & Poor’s 500 Stock Index	15.06%	2.29%	1.41%

PORTFOLIO TURNOVER RATE
year ended 12/31/10
	9%

Standard & Poor’s 500 Stock Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

*The returns of the S&P 500 Stock Master Portfolio are being provided to illustrate the past performance of the Master Portfolio. Investors should not consider this performance data as an indication of future performance of the Master Portfolio or the Stock Index Fund. The performance does not reflect after tax returns, nor do these returns reflect any expenses of the Stock Index Fund. If the expenses of the Stock Index Fund had been included, performance would have been lower.

Appendix A	63

Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

for more information

The Statement of Additional Information (“SAI”) describes other Fund management procedures and investment policies. It is incorporated by reference into this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 1-800-258-3030. The Funds’ SAI and annual and semi-annual reports also are available online at www.homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.

You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202-551-8090 or 800-SEC-0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

electronic document delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at www.homesteadfunds.com.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

# 00079341	Investment Company Act File No. 811-06136

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard Arlington, VA 22203
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2011
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated May 1, 2011, which may be obtained by contacting Homestead Funds at 1-800-258-3030 or downloaded from the website at www.homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

GENERAL INFORMATION AND HISTORY
Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”) as an open-end management investment company, commonly known as a “mutual fund.”
Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Value Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the federal securities laws. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund also is referred to as the “Index Fund.”
All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.
The Stock Index Fund is a “feeder fund” that invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio (“MIP”). Both the Master Portfolio and MIP are managed by BlackRock Fund Advisors (“BFA”). Effective December 1, 2009, BlackRock, Inc., the parent company of BFA, acquired Barclays Global Fund Advisors, the previous investment adviser of MIP. Prior to that date, the Master Portfolio was known as the S&P 500 Index Master Portfolio.
Under the supervision and oversight of RE Advisers and the Fund’s Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Value Fund is subadvised by Mercator Asset Management, L.P. (“Mercator”).
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting shares” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.
Each Fund, except the International Value Fund, may not:
(1) Concentrate its investments in any particular industry (excluding U.S. government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.

The Master Investment Portfolio may hold less than 25% of its total assets in the securities (does not include securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of other investment companies) of a particular industry.
The International Value Fund may not:
(1) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all if its assets in one investment company.
Each Fund may not:
(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.
(3) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(4) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.
(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
Each Fund, except the Growth Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:
(7) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.
The Master Investment Portfolio, may not:
(8) Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.
All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.

Non-Fundamental Investment Restriction
The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.
Each Fund, except the Stock Index Fund, may not:
(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (5% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above.
The Stock Index Fund:
(1) may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Master Portfolio.
(2) may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.
(3) may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.
(4) may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.
(5) will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES
The following is a description of certain types of investments that may be made by the Funds, as well as certain investment strategies that the Funds may use.
MONEY MARKET INSTRUMENTS
Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer, support such instruments.
As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered “Eligible Securities” for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. Generally, an Eligible Security is a security that is denominated in U.S. Dollars and has a remaining maturity of 397 days or less. The security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two Requisite nationally recognized statistical rating organizations (“NRSROs”), as that term is defined by Rule 2a-7. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if RE Advisers determines that it is of comparable quality to a Rated Security1.
Eligible Securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. U.S. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the Requisite NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Daily Income Fund may not invest more than 5% of its assets in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities, or repurchase agreements collateralized by U.S. Government securities subject to look-through treatment. The Fund may not invest in a second tier security (i) if the security has a remaining maturity of greater than 45 calendar days, and (ii) if, immediately after the acquisition thereof, the Fund would have invested more than (A) 1/2 of one percent of its assets in the second tier securities of any one issuer and (B) 3% of its total assets in second tier securities.
The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, or securities that will mature or are subject to a demand feature that is exercisable, within one business day. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; Government Securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; or securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Funds, other than the Daily Income Fund, may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund normally will invest in securities backed by the full faith and credit of the U.S. Government.

[1]	The Board of Directors has delegated authority to determine whether an Unrated Security is of comparable quality to a Rated Security, and therefore, whether it may be an Eligible Security, to RE Advisers.

BANK AND SAVINGS AND LOAN OBLIGATIONS
The Funds may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Daily Income Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.
Commercial Paper and Other Short-Term Corporate Debt Instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. See also “Restricted Securities,” below.
The Daily Income Fund may only purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement. The Funds, other than the Daily Income Fund, may purchase corporate debt securities having greater maturities.
REPURCHASE AGREEMENTS
The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments.
With respect to the Daily Income Fund, the underlying security must be either a cash item or a U.S. Government security (as defined in Section 2(a)(16) of the 1940 Act). With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (5% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by Homestead Funds’ Board of Directors, T. Rowe Price, Mercator or BFA, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the advisor or sub-advisor will use to evaluate the counterparty. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.
Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
REVERSE REPURCHASE AGREEMENTS
Each Fund, except for the Daily Income Fund, may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. See “Borrowings,” below, for additional information.
The Master Portfolio also may enter into reverse repurchase agreements. Generally, the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments.
ADJUSTABLE, VARIABLE AND FLOATING RATE SECURITIES
Only the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund may invest in adjustable, variable and floating rate securities.
Adjustable rate securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.
Variable rate instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities, mortgage-backed securities or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90- day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
DEBT SECURITIES
All of the Funds may invest in debt securities, subject to their investment strategies and the restrictions below.
As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its total assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.
The Short-Term Bond Fund ordinarily will invest at least 80% of its total assets in high-quality debt securities, including short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.
The Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund may invest up to 20% of their assets in investment-grade debt securities or as otherwise limited by the 1940 Act. Debt securities are considered to be investment-grade if they are rated in the four highest credit categories by one of the NRSROs (for example, AAA, AA, A, or BBB), or if not rated, are of equivalent investment quality as determined by RE Advisers. See Appendix A for a description of each rating category.
U.S. Government Obligations. The Funds may invest in U.S. Government obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 12 months and are issued on a discount basis.
U.S. Government Agency Securities. The Funds may invest in U.S. Government Agency securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”) and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).
Municipal Securities. All of the Funds, except for the Master Portfolio, may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.
Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio’s net assets. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch, Inc. (“Fitch”) are more fully described in Appendix A. The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio’s interests. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.
The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in unrated, downgraded and below investment grade instruments only within the perimeters of each Fund’s investment objectives, strategies, policies and restrictions. The Daily Income Fund may invest in unrated debt instruments only, if RE Advisers deems the security to be an “Eligible Security” under Rule 2a-7. See “Money Market Instruments,” above.
Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
MORTGAGE-BACKED AND ASSET-BACKED DEBT SECURITIES
Only the Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. A liquidity backstop and other measures taken by the U.S. Treasury are intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities to no more than 15% of the Fund’s total assets.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs”) and credit card receivables (such as Credit Card Receivable Securities or “CARDS”). Such securities generally are issued as senior/subordinated sequential pay deals in the case of autos and generally as soft bullets in the case of credit cards. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Credit enhancement generally takes the form of either an insurance wrap by entities such as MBIA Inc. or Assured Guaranty Ltd. or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal. These securities may be subject to prepayment risk.
The Short-Term Government Fund may invest in asset-backed securities that are backed by loans guaranteed by the U.S. Government.
CONVERTIBLE SECURITIES
Each Fund, except for the Daily Income Fund and the Master Portfolio, may from time to time purchase convertible securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their

“conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EQUITY SECURITIES
The Value Fund, Growth Fund, Small-Company Stock Fund, International Value Fund and the Master Portfolio primarily invest in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.
The Short-Term Bond Fund may invest in equity securities to the extent permitted by its investment objectives and strategies. The Daily Income Fund and Short-Term Government Securities Fund will not invest in equity securities.
ILLIQUID SECURITIES
The Funds may invest in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Funds’ Board of Directors, RE Advisers determines the liquidity of a Fund’s investments pursuant to procedures approved by the Board (as discussed below), and the Board monitors investments in illiquid securities. The Funds may not invest more than 15% of their net assets (5% of the net assets of the Daily Income Fund) in illiquid securities.
The Board of Directors has delegated the function of making day-to-day determination of liquidity to RE Advisers pursuant to the procedures. Following the purchase of a restricted security by the Funds, RE Advisers monitors the liquidity of such security and reports to the Board regarding purchases of liquid restricted securities.
The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-and variable- rate demand obligations as to which a fund cannot exercise a demand feature on not more than seven days notice as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

RESTRICTED SECURITIES
The Funds may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
The Daily Income Fund may purchase restricted securities that are determined by RE Advisers to be liquid in accordance with the procedures adopted by the Board. For example, the Daily Income Fund may purchase restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the 1933 Act and, in each case, determined by RE Advisers to be liquid in accordance with procedures adopted by the Board.
WHEN-ISSUED SECURITIES
Each Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.
WARRANTS
Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. The Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund and International Value Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of total assets.
DERIVATIVES
A derivative is a financial instrument that has a value based on — or “derived from” — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives are futures, options, forward contracts, swaps and hybrid instruments. Like most other Fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Fund’s interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.
The International Value Fund, Growth Fund and Master Portfolio may invest in derivatives whose characteristics are consistent with the Fund’s investment objectives, strategies, policies and restrictions. The remaining Funds will not invest in derivatives.
For purposes of the below sections under “DERIVATIVES,” “Funds” refers to the International Value Fund, Growth Fund and Master Investment Portfolio, unless otherwise stated.
Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.
At the same time a futures contract on an index is purchased or sold, the Funds allocate cash or securities as a deposit payment (“initial deposit”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.
Options on Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.
The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds’ holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase. If a put or call option the Funds have written is exercised, the Funds will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the index. For example, the Funds may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Funds assume when they purchase an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
Futures Contracts On Stock Indices. The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Futures Contracts”). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities that are intended to be purchased at a later date for the Funds.
In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.
Futures Contracts do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.
Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. The Funds may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Funds’ total assets.
Options On Securities Indices. The Funds may write (sell) covered call and put options to a limited extent on the index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Funds.
By writing a covered call option, the Funds forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Funds accept, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.
The Funds may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
When the Funds write an option, an amount equal to the net premium received by the Funds is included in the liability section of the Funds’ Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
The Funds have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Funds’ activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986 (the “Code”) regarding qualification as a regulated investment company.
The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
Because options on securities indices require settlement in cash, the Funds may be forced to liquidate portfolio securities to meet settlement obligations.
Options On Stock Indices. The Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.
Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Master Portfolio and the International Value Fund (for purposes of this section and the futures section below, the “Funds”) to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to- market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Funds’ assets to cover or to segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.
Interest-Rate and Index Swaps. The Master Portfolio may enter into swap transactions, including interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.
Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the fund or other party, the risk of loss to the fund would generally be limited to the net amount of payments that the fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the fund upon an early termination of the swap agreements as described above, the fund could be exposed to the risk of loss in the event that any collateral held by the fund would be insufficient.
Hybrid Instruments. A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.
Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS
The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of a fund’s total assets with respect to all such companies in the aggregate.

However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.
Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the fund.
The Stock Index Fund currently invests all of its assets in the Master Portfolio. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.
The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and the Master Portfolio may purchase shares of exchange-traded funds (“ETFs”) only to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. Because most ETFs are investment companies, a fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
The Master Portfolio may invest a portion of its assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the fund level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BFA.
The Daily Income Fund and the International Value Fund will not purchase ETFs.
LOANS OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities in the future only to the extent allowed under “Fundamental Investment Restrictions,” above.
The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly known as “Barclays Global Investors, N.A.”) acts as securities lending agent for the Master Portfolio subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.
BORROWING
The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.
SECURITIES OF FOREIGN ISSUERS
The International Value Fund invests primarily in foreign securities. The Value Fund and Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. government.)
Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.
U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund (except for the Short-Term Government Securities Fund) may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, these investments may include American Depository Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value

Fund, Growth Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).
ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.
Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.
Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
FOREIGN CURRENCIES
Foreign Currency Transactions. The Growth Fund and International Value Fund may enter into forward foreign currency exchange contracts for various reasons, including protection against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since the Funds may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversion between various currencies.

The Value Fund and the Growth Fund may enter into a contract for the purchase or sale of a foreign currency for various reasons, including to “lock in” the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.
Also, when a Fund’s subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.
The Value Fund and Growth Fund may also engage in currency futures contracts and related options.
MANAGEMENT OF HOMESTEAD FUNDS
DIRECTORS AND OFFICERS
The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.
The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.
INDEPENDENT DIRECTORS

		Term of
		Office and		Number of	Other
		Length of		Portfolios	Directorships
Name, Address and	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Date of Birth(1)	with the Fund	Served	During Past Five Years	Director	Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Of Counsel, Krooth & Altman LLP (law firm) (2007-present); partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge (Electric Membership Corporation) (1979-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Chairman of Compensation Committee, Member of Audit Committee	2005-present	Retired (2004-present)	8	None

		Term of
		Office and		Number of	Other
		Length of		Portfolios	Directorships
Name, Address and	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Date of Birth(1)	with the Fund	Served	During Past Five Years	Director	Director
Anthony C. Williams 1/2/42	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2000-present)	8	None

Anthony M. Marinello 4/13/46	Director	1990-present	Retired (2004-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010 - present	Chief Investment Officer, Hamilton College (2008 - present); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988 - 2008)	8	None
INTERESTED DIRECTORS AND OFFICERS

Term of
		Office and		Number of	Other
		Length of		Portfolios	Directorships
Name, Address and	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Date of Birth(1)	with the Fund	Served	During Past Five Years	Director	Director
Peter R. Morris(2) 9/28/48	Director, President and Chief Executive Officer	1990-present	President and Director of RE Advisers (2002-present); Vice President and Director of RE Investment Corporation (1990—present); Secretary, RE Investment Corporation (1990- 2008); Vice President and Chief Investment Officer of NRECA (1988-present); Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers, RE Investment Corporation

Term of
		Office and		Number of	Other
		Length of		Portfolios	Directorships
Name, Address and	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Date of Birth(1)	with the Fund	Served	During Past Five Years	Director	Director
Cynthia L. Dove 4/5/60	Vice President and Chief Operations Officer	2010 — present	Director, Investment Services, NRECA (1998 — present)	N/A	N/A

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer of RE Advisers Corporation (2005-present); Chief Compliance Officer of RE Investment Corporation (2005—present); Vice President and Chief Compliance Officer, Management Advisory Services ,NRECA (2008-present); Executive Director of Management Advisory Services, NRECA (2008—2007); Secretary, Homestead Funds (2005-2007); Secretary, RE Advisers (2005-2007); Senior Director of Management Advisory Services, NRECA (2004—2007)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Director, Daily Pricing, NRECA (2007-present); Treasurer and Director of RE Investment Corporation (2006—present); Treasurer and Director of RE Advisers Corporation (2010 — present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A

Kelly Bowers Whetstone 11/21/77	Secretary	2008-present	Counsel and Director of Compliance, NRECA (2007-present); Secretary, RE Advisers Corporation (2008-present); Secretary, RE Investment Corporation (2008-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)	Mr. Morris is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President and a director of RE Investment Corporation, Homestead Funds’ distributor, and he is the President and a director of RE Advisers, Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS
The management of the business and affairs of the Funds is overseen by the Board of Directors, which is composed of the same Directors. As detailed above in “Interested Directors and Officers,” Directors who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” One of the Directors is deemed to be an Interested Director. Certain information concerning the Funds’ governance structure and each Director is set forth below.
Experience, Skills, Attributes, and Qualifications of the Funds’ Directors. The Directors review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conduct a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at an annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Directors take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Directors believe contributes to good governance for the Funds.
The Board of Directors has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.
The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Funds’ distributor, and other service providers, counsel and each Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.
Board Structure and Oversight Function. The Board of Directors is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees — the Audit and Compensation Committees — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.
An Independent Director serves as Chairman of the Funds’ Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and RE Advisers, RE Investment and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers and RE Investment with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the Funds, RE Advisers, RE Investment or other service providers.
Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and special counsel, as appropriate, regarding risks faced by the Fund, RE Advisers and RE Investment.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of Homestead Funds has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:
Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent accountants at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:
•	the Funds’ accounting and financial reporting processes and internal controls;

•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	the Funds’ system of internal accounting and financial controls;

•	the Funds’ compliance with legal and regulatory requirements; and

•	the independent auditors’ qualifications, performance and independence;
Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, Tonetti and Williams are members of the Audit Committee. The Audit Committee met two times during 2010.
Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Directors in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, Tonetti and Williams are members of the Compensation Committee. The Compensation Committee met once in 2010.

The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2010.

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL FUNDS
OVERSEEN
NAME OF	DOLLAR RANGE OF EQUITY	BY DIRECTOR IN FAMILY OF
DIRECTOR	SECURITIES IN THE FUND	INVESTMENT COMPANIES
Anthony M. Marinello	Daily Income Fund $50,001 – $100,000	None
Short-Term Bond Fund Over $100,000
Stock Index Fund $1 – $10,000
Value Fund $1 -$10,0000

Small-Company Stock Fund $10,001 – $50,000
International Value Fund $1 – $10,000

Douglas W. Johnson	Daily Income Fund $10,001 – $50,000	None
Short-Term Government Securities Fund $10,001 – $50,000
Value Fund Over $100,000
Small-Company Stock Fund $10,001 – $50,000

Peter R. Morris	Daily Income Fund $10,001 – $50,000	None
Short-Term Bond Fund $10,001 – $50,000
Stock Index Fund $50,001 – $100,000
Value Fund Over $100,000
Small-Company Stock Fund Over $100,000
International Value Fund Over $100,000

James F. Perna	None	None

Anthony C. Williams	Daily Income Fund $1 – $10,000	None
Value Fund $10,001–50,000

Sheldon C. Petersen	Value Fund Over $100,000	None
International Value Fund Over $100,000

Kenneth R. Meyer	Value Fund Over $100,000	None

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL FUNDS
OVERSEEN
NAME OF	DOLLAR RANGE OF EQUITY	BY DIRECTOR IN FAMILY OF
DIRECTOR	SECURITIES IN THE FUND	INVESTMENT COMPANIES
Small Company Stock Fund Over $100,000
International Value Fund Over $100,000

Mark Rose	None	None

Peter J. Tonetti	None	None
DIRECTOR EXPERIENCE AND QUALIFICATIONS
As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:
•	Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors, on which he has served since 1990. He has practiced law for over 30 years in Washington DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors.

•	Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors, on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative in Lenoir, North Carolina since 1989 and employed by the cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component.

•	Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors, on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981.

•	Mr. Williams is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2000, he was a Senior Vice President of Retirement, Safety and Insurance at NRECA. Mr. Williams worked at NRECA from 1976 to 2000.

•	Mr. Marinello is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981.

•	Mr. Petersen is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for- profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983.

•	Mr. Rose is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Rose has been the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas

since 2002. As the CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component.

•	Mr. Tonetti is an Independent Director of the Board of Directors, on which he has served since 2010. Mr. Tonetti has been the Chief Investment Officer of Hamilton College since 2008. In this role, he is responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing pension plan assets.

•	Mr. Morris is the President, Chief Executive Officer and an Interested Director of the Board of Directors, on which he has served since 1990. Mr. Morris is a Director and President of RE Advisers, a Director and Vice President of RE Investment Corporation and Vice President and Chief Investment Officer of NRECA. He has been with NRECA since 1974.

COMPENSATION
Homestead Funds pays $3,500 per meeting to each of the Independent Directors and $4,250 per meeting to the Independent Chairperson for attendance at the meetings of the Board of Directors. Additionally, Homestead Funds pays $3,000 per meeting to each member of the Audit Committee, $4,500 per meeting to the Audit Committee Chairperson for attendance at the meetings of the Audit Committee and $1,500 per meeting to the Compensation Committee Chairperson for attendance at the meetings of the Compensation Committee. Beginning in 2011, each Independent Director receives an annual retainer of $10,000 per year.
As set forth in the table below, Homestead Funds paid total compensation of $211,500 to its Independent Directors during the year ended December 31, 2010.

	AGGREGATE
	COMPENSATION			TOTAL
	FROM	PENSION OR		COMPENSATION
	HOMESTEAD	RETIREMENT		FROM
	FUNDS	BENEFITS	ESTIMATED	HOMESTEAD
	(INCLUDING	ACCRUED AS	ANNUAL	FUNDS AND
	VOLUNTARY	PART OF	BENEFITS	FUND COMPLEX
NAME OF PERSON,	DEFERRED	CORPORATION	UPON	PAID TO
POSITION	COMPENSATION)[1]	EXPENSES	RETIREMENT	DIRECTORS
Douglas W. Johnson[2]	$30,000	N/A	N/A	$30,000
Director and Chairman of the Audit Committee
Francis P. Lucier[3]	$10,000	N/A	N/A	$10,000
Director
Kenneth R. Meyer[2]	$27,000	N/A	N/A	$27,000
Director
James F. Perna	$31,500	N/A	N/A	$31,500
Director and Chairman of the Board
Sheldon C. Petersen	$27,000	N/A	N/A	$27,000
Director
Mark Rose	$27,000	N/A	N/A	$27,000
Director
Anthony C. Williams	$31,500	N/A	N/A	$31,500
Director

AGGREGATE
	COMPENSATION			TOTAL
	FROM	PENSION OR		COMPENSATION
	HOMESTEAD	RETIREMENT		FROM
	FUNDS	BENEFITS	ESTIMATED	HOMESTEAD
	(INCLUDING	ACCRUED AS	ANNUAL	FUNDS AND
	VOLUNTARY	PART OF	BENEFITS	FUND COMPLEX
NAME OF PERSON,	DEFERRED	CORPORATION	UPON	PAID TO
POSITION	COMPENSATION)[1]	EXPENSES	RETIREMENT	DIRECTORS
Anthony M. Marinello2,	$7,000	N/A	N/A	$7,000
Director
Peter R. Morris	$0	N/A	N/A	$0
Director

[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by Homestead Funds’ Board of Directors in 2009. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors. See footnote 2 to this table for more information.

[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2010 fiscal year for participating directors is as follows: Mr. Johnson ($4,050), Mr. Marinello ($7,341) and Mr. Meyer ($90,576). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.

[3]	Mr. Lucier retired from the Board of Directors effective March 23, 2010.
MANAGEMENT OF MIP
The MIP’s Board of Trustees has responsibility for the overall management and operations of the MIP. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. As of December 1, 2009 the persons listed below were elected by shareholders to serve as the Board of Trustees of the MIP (each a “New Trustee”).
BIOGRAPHICAL INFORMATION
Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years.
INTERESTED TRUSTEES

NUMBER OF
PORTFOLIOS
IN FUND
	POSITION(S),	PRINCIPAL	COMPLEX
NAME AND	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
YEAR OF BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
Richard S. Davis (1945)	Trustee (since 2009)	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	168 Funds 288 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

NUMBER OF
PORTFOLIOS
IN FUND
	POSITION(S),	PRINCIPAL	COMPLEX
NAME AND	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
YEAR OF BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
Henry Gabbay (1947)	Trustee (since 2009)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	168 Funds 288 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None
INDEPENDENT TRUSTEES

NUMBER OF
PORTFOLIOS
IN FUND
NAME AND	POSITION(S),	PRINCIPAL	COMPLEX
YEAR OF	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
David O. Beim (1940)	Trustee (since 2009)	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Ronald W. Forbes (1940)	Trustee (since 2009)	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Dr. Matina S. Horner (1939)	Trustee (since 2009)	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	NSTAR (electric and gas utility)

NUMBER OF
PORTFOLIOS
IN FUND
NAME AND	POSITION(S),	PRINCIPAL	COMPLEX
YEAR OF	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
Rodney D. Johnson (1941)	Trustee (since 2009)	President, Fairmont Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Herbert I. London (1939)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; ); Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	AIMS Worldwide, Inc. (marketing

Cynthia A. Montgomery (1952)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005 to 2010; Director, McLean Hospital since 2005.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Newell Rubbermaid, Inc. (manufacturing)

NUMBER OF
PORTFOLIOS
IN FUND
NAME AND	POSITION(S),	PRINCIPAL	COMPLEX
YEAR OF	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
Joseph P. Platt (1947)	Trustee (since 2009)	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008; Director of WQED Multi-Media (public broadcasting not-for-profit) since 2001.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. (1945)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

Toby Rosenblatt (1939)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, the James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	A.P. Pharma Inc. (specialty pharmaceuticals)

Kenneth L. Urish (1951)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None

NUMBER OF
PORTFOLIOS
IN FUND
NAME AND	POSITION(S),	PRINCIPAL	COMPLEX
YEAR OF	LENGTH OF	OCCUPATION DURING	OVERSEEN	OTHER
BIRTH	SERVICE	PAST FIVE YEARS	BY TRUSTEE	DIRECTORSHIPS
Frederick W. Winter (1945)	Trustee (since 2009)	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 Funds 95 Portfolios in the BlackRock Equity Liquidity Complex. 27 Funds in the Trust and MIP Complex.	None
Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years.
OFFICERS

NAME AND YEAR OF	POSITION(S), LENGTH OF	PRINCIPAL OCCUPATION DURING
BIRTH	SERVICE	PAST FIVE YEARS
John M. Perlowski (1964)	President and Chief Executive Officer (since 2010)	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA (1958)	Vice President (since 2009)	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne (1977)	Vice President (since 2009)	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson (1964)	Vice President (since 2009)	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

NAME AND YEAR OF	POSITION(S), LENGTH OF	PRINCIPAL OCCUPATION DURING
BIRTH	SERVICE	PAST FIVE YEARS
Brian Schmidt (1958)	Vice President (since 2009)	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA (1959)	Vice President (since 2009)	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews (1966)	Chief Financial Officer (since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife (1970)	Treasurer (since 2007)	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan (1959)	Chief Compliance Officer (since 2007)	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro (1963)	Secretary (since 2010)	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.
The Board of Trustees consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The same individuals serve on the Board of Trustees of the MIP. The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is Park Avenue Plaza, 40 East 52nd Street, New York, NY 10055.
The Board of Trustees has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Trust and the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Funds’ investment objectives and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Funds.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or of subadvisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the subadvisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, subadvisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.
The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review any issues raised by the independent auditors or Trust management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (6) discuss with Trust management its policies regarding risk assessment and risk management and (7) resolve any disagreements between Trust management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2010, the Audit Committee met four times.
The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit

Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2010, the Governance Committee met four times.
The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the Fund-related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2010, the Compliance Committee met eight times.
The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices and each Fund’s investment performance; (2) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (3) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (4) request and review information on the nature, extent and quality of services provided to the shareholders; and (5) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2010, the Performance Oversight Committee met four times.
The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the “Product Pricing Committee”) comprised of eight members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. One independent board member representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the fiscal year ended December 31, 2010 the Product Pricing Committee met ten times.
The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2010, the Executive Committee did not hold a formal meeting.
The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of

Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a Trustee of the Trust, is provided below.
Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2010, did not own any securities of BFA or any entity controlling, controlled by, or under common control with BFA or any of its affiliates as of such a date, unless noted above.
Compensation of Trustees. Each current Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as Board member to the BlackRock-advised Funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Oversight Committee is paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000, that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and closed-end fund BlackRock Fund Complexes. For the year ended December 31, 2010, Messrs. Forbes and Johnson each received additional compensation of $40,000 (allocated among the non-money market funds in the Equity-Liquidity Complex) in recognition of their work on the Product Pricing Committee.
Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in the these three BlackRock Fund Complexes, including the Trust and MIP, and (ii) with respect to each of the two the open-end BlackRock Fund Complexes, a Board meeting fee of $3,740 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Trust and MIP) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board or of any other BlackRock-advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

The following table sets forth the compensation MIP paid the Trustees on behalf of the Master Portfolio for the fiscal year ended December 31, 2010, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2010. The Trustees received no additional compensation from the Trust on behalf of the Fund.

		Aggregate
		Compensation
		from the Master
		Portfolio and Other
	S&P 500 Stock	BlackRock-Advised
Name of Interested Trustee	Master Portfolio	Funds (1)
Richard S. Davis	$0	$0
Henry Gabbay	$2,649	$608,125

		Aggregate
		Compensation
		from the Master
		Portfolio and Other
	S&P 500 Stock	BlackRock-Advised
Name of Independent Trustee	Master Portfolio	Funds(1)
David O. Beim(2)	$3,759	$300,000
Ronald W. Forbes(3)	$6,013	$360,000
Dr. Matina S. Horner(4)	$3,795	$300,000
Rodney D. Johnson(3)	$6,013	$360,000
Herbert I. London	$3,442	$275,000
Cynthia A. Montgomery	$3,442	$275,000
Joseph P. Platt(5)	$3,759	$300,000
Robert C. Robb, Jr.	$3,442	$275,000
Toby Rosenblatt(6)	$3,759	$300,000
Kenneth L. Urish(7)	$3,732	$297,500
Frederick W. Winter	$3,442	$275,000

(1)	For the number of BlackRock-advised RICs and Portfolios from which each Trustee receives compensation, see the Biographical Information chart beginning on page 29.

(2)	Chair of the Performance Oversight Committee.

(3)	Co-Chair of the Board.

(4)	Chair of the Governance Committee.

(5)	Chair of the Compliance Committee.

(6)	Vice Chair of the Performance Oversight Committee.

(7)	Chair of the Audit Committee.
MASTER/FEEDER STRUCTURE
The Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Stock Index Fund is a “feeder fund” into the Master Portfolio. Homestead Funds’ Board of Directors believes that neither the Stock Index Fund nor its shareholders will be adversely affected by investing its assets in the Master Portfolio. However, if another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Funds’ Board of Directors believes may be available through investment in the Master Portfolio may not be fully achieved. The Stock Index Fund may withdraw its investment in the Master Portfolio only if the Funds’ Board of Directors determines that such action is in the best interests of the Stock Index Fund and its shareholders. Prior to any such withdrawal, the Board of Directors would consider alternative investments, including investing all of the Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and the Master Portfolio.
The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.
Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Stock Index Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.
CODE OF ETHICS
Homestead Funds, RE Advisers, and RE Investment, as well as T. Rowe Price, Mercator and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Funds or the Master Portfolio, respectively.

PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting of the Funds
The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Value Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight. Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, a summary of which is included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and Mercator, Mercator will vote proxies for the International Value Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.
Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 1-800-258-3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies of the Master Portfolio
The Board of Trustees of MIP has delegated the voting of proxies for the Master Portfolio’s securities to BFA pursuant to MIP’s proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by the Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio’s stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA’s clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of MIP’s Proxy Voting Policies is attached as Appendix E.
Information on how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.
PRINCIPAL HOLDERS OF SECURITIES
Set forth below is certain information with respect to those shareholders of Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on March 31, 2011.

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
Small-Company Stock Fund	National Financial Services LLC for the Exclusive Benefit of Our Customers New York, NY 10281	14.33%

	TD Ameritrade Inc for the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	11.89%

International Value Fund	T. Rowe Price Retirement Plan Services Inc. FBO Intermountain Healthcare	39.23%

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
	Owings Mills, MD 21117-4903

	Mac & Co. Pittsburgh, PA 15230-3198	14.34%

Growth Fund	TD Ameritrade Inc for the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	8.61%
MANAGEMENT OWNERSHIP
As of March 31, 2011, Directors and officers of the Funds as a group owned 2.80% of the outstanding shares of the Small-Company Stock Fund and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Value Fund.
INVESTMENT MANAGEMENT AND OTHER SERVICES
RE ADVISERS
RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of Homestead Funds, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of December 31, 2010, managed over $1.26 billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Peter R. Morris, Stuart E. Teach, Amy DiMauro, Martin J. Lowery, Danielle C. Sieverling and Kelly Bowers Whetstone.
RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.
In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code, relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser’s economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International Value Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board.

In addition, RE Advisers has agreed to provide a number of administrative services to Homestead Funds (including the Stock Index Fund, with which RE Advisers has an administration agreement with Homestead Funds on behalf of) including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.
Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by RE Advisers.
As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

Short-Term Government Securities Fund	.45% of average daily net assets

Short-Term Bond Fund	.60% of average daily net assets

Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million

Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million

International Value Fund	.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million
As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.

The management fees or administration fees before waivers, charged by RE Advisers to each Fund during the past three years were as follows:

	Year Ended December 31
Fund	2010	2009	2008
Daily Income Fund	$943,871	$972,730	$861,748
Short-Term Government Securities Fund	$318,299	$274,922	$214,223
Short-Term Bond Fund	$1,707,217	$1,323,112	$1,332,649
Stock Index Fund(1)	$135,090	$108,036	$131,547
Value Fund	$2,732,565	$2,386,604	$3,039,784
Growth Fund(2)	$156,520	$74,919	$22,688
Small-Company Stock Fund	$694,811	$441,427	$507,310
International Value Fund	$933,334	$752,796	$897,283

(1)	Administration fees paid to RE Advisers.

(2)	For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund.
The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by a Fund through April 30, 2012, exceed: .80% of the Daily Income Fund’s and Short-Term Bond Fund’s average daily net assets; .75% of the Short-Term Government Securities Fund’s and Stock Index Fund’s average daily net assets; 1.25% of the Value Fund’s average daily net assets; .95% of the Growth Fund’s average daily net assets; 1.50% of the Small-Company Stock Fund’s average daily net assets; and .99% of the International Value Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for each Fund’s expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.
Additionally, for the Daily Income Fund, in light of current economic and market conditions, which became effective on August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.
RE Advisers reimbursed the Growth Fund $8,267 in 2008, $16,201 in 2009 and $0 in 2010.

The management fees or administration fees waived by RE Advisers for each Fund during the past three years were as follows:

	Year Ended December 31
Fund	2010	2009	2008
Daily Income Fund	$845,948	$507,542	$—
Short-Term Government Securities Fund	$—	$17,671	$32,310
Short-Term Bond Fund	$—	$68,721	$21,802
Stock Index Fund	$—	$—	$—
Value Fund	$—	$—	$—
Growth Fund(1)(2)	$67,623	$91,120	$22,688
Small-Company Stock Fund	$—	$—	$—
International Value Fund	$32,981	$66,839	$28,674

(1)	For periods shown prior to December 5, 2008, amounts represent fees waived when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund.

(2)	During the years ended December 31, 2010, 2009 and 2008, RE Advisers reimbursed the Growth Fund $0, $16,201 and $8,267, respectively, in addition to waiving the entire management fee in 2009 and 2008.

T. ROWE PRICE
T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2010, T. Rowe Price managed over $482.0 billion in assets.
Pursuant to its agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:
.50% of the first $50 million;*
..40% of the next $50 million;
..40% on all assets when assets exceed $100 million; and
..375% on assets above $250 million.

*	T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach the next breakpoint.
MERCATOR
Mercator serves as subadviser to the International Value Fund. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership majority owned by its executive officers, and as of December 31, 2010, managed over $7.3 billion in assets including separate accounts and commingled funds. The firm manages money for several U.S. corporate and public pension plans.

Pursuant to its agreement with RE Advisers, Mercator furnishes a continuous investment program for the International Value Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Mercator a fee calculated using the monthly rates below, applied to the combined net assets of the International Value Fund and the portion of the NRECA Retirement & Security Program advised by Mercator:

.75% of the first $25 million;
.60% of the next $25 million;
.55% of the next $25 million;
.50% of the next $225 million;
.40% of the next $200 million; and
.20% over $500 million.
BFA
The investment adviser to the Master Portfolio is BFA. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to the Master Portfolio’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BFA. The Advisory Contract will terminate automatically if assigned.
BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund.
For the fiscal years ended December 31, 2010, 2009 and 2008, BFA received investment advisory fees from the Master Portfolio of $925,700, $826,949 and $1,143,908, respectively.
A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. For the period from January 1, 2007 through April 30, 2012, BFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such MIP Independent Expenses. For the fiscal years ended December 31, 2008, 2009 and 2010,BFA provided offsetting credits, in the amounts of $49,643,$40,781 and $83,604, respectively, against advisory fees paid by the Master Portfolio.

PORTFOLIO MANAGERS
RE ADVISERS
The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2010.

		Number of Accounts	Total Assets in Accounts
Name of Portfolioh		Managed in Each	Managed Within Each
Manager	Category of Accounts	Category of Account	Category
Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$2,595 million
	Other Accounts	1	$18 million

Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$1,547 million
	Other Accounts	3	$24 million

Peter Morris	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$2,595 million
	Other Accounts	1	$18 million

John Sczcur	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	1	$1.8 million

Stuart Teach	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$2,595 million
	Other Accounts	1	$18 million
None of the accounts above pay a performance-based advisory fee.
Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.
Compensation of Portfolio Managers
RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, National Rural Electric Cooperative Association (“NRECA”). NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. The compensation program is reviewed annually for competitiveness and may be modified to reflect market conditions or factors that determine variable pay if applicable. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and assessment specific to the portfolio managers’ compensation program. At the conclusion of these formal outside assessments, portfolio manager compensation may be adjusted if found to be outside the competitive range of the targeted market position. Some adjustments to portfolio manager compensation were made at that time to ensure a re-alignment with the targeted market segment. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund, and outside clients. Elements of the compensation program are described below.
Base pay: Base pay is adjusted annually based on competitive market increases in base pay, as reported by national and local salary surveys.
Variable pay: Each portfolio manager is eligible to receive an annual bonus. Annual bonuses are based on applicable portfolio annual total rates of return before taxes as of December 31, excluding expenses. Portfolio managers are eligible to receive a bonus on the portfolios that the manager is responsible for managing. Portfolio rates of return are compared to relevant benchmark rates of return for the same period and quartile ranking among peer group funds. Performance and ranking results are taken from independent third-party sources such as Bank of New York Mellon, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison. Generally, approximately one-third of a portfolio manager’s total bonus is attributable to the performance of Funds (portfolios) of Homestead Funds managed by the managers.
Annual bonuses also are paid based on the performance of the NRECA-sponsored 401(k) (defined contribution plan) Plan, Retirement Security Plan (defined benefit plan) and outside client accounts. Performance and bonus determination criteria for portfolios included in these programs are substantially similar to those used for Homestead Funds, e.g., rates of return are compared to relevant benchmark rates of return and quartile rankings. Overall performance of the Retirement Security Plan may also be included in the bonus of some portfolio managers.
If a portfolio manager underperforms the relevant benchmarks and/or top quartile rankings, a bonus may not be awarded.
Additionally, certain portfolio managers may receive an additional payment based on RE Advisers/RE Investment consolidated net annual pretax income, excluding outside client expenses, if applicable, and compensation expenses.
Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current NRECA 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. If vested in the nonqualified deferred compensation plan relating to the Retirement Security Plan, as discussed below, an annual cash payment will be made in accordance with Section 409 of the Code. These payments represent the annual accrual benefit earned during the calendar year. Also, employees that may have deferred receipt of cash compensation under a defunct Employee Option Purchase Plan will also receive annual cash payments from the Plan based on the value of distributions earned.
Other benefits: NRECA offers a nonqualified deferred compensation plan subject to Section 457(b) of the Code to a select group of employees (in accordance with the Employee Retirement Income Security Act of 1974), which may include portfolio managers and other investment professionals. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of a limited portion of base pay. In addition, NRECA has a nonqualified deferred compensation plan that provides benefits in excess of certain Code limits applicable to the Retirement Security Plan. Eligibility rules are the same for all highly-compensated employees. All other benefit plans and programs are available to all employees.
The table below shows the dollar range of Fund shares as of December 31, 2010 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Mark Ashton	Value Fund
$500,001-$1,000,000

Small-Company Stock Fund $500,001-$1,000,000

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Douglas Kern	Short-Term Government Securities Fund
None

Short-Term Bond Fund
$1-$10,000

Peter Morris	Value Fund
over $1,000,000

Small-Company Stock Fund over $1,000,000

John Szczur	Daily Income Fund
None

Stuart Teach	Value Fund
$100,001-$500,000

Small-Company Stock Fund
$100,001-$500,000
T. ROWE PRICE
The table below shows information regarding the accounts managed by the portfolio manager as of December 31, 2010:

	Total # of Accounts Managed	Total Assets
Registered investment companies	5	$5,502,980,509
Other pooled investment vehicles	10	$10,655,596,874
Other accounts	39	$5,624,472,853
None of the accounts listed above has performance-based fees.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. . Compensation is variable and is determined based on the following factors. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
As of December 31, 2010, Robert W. Sharps did not beneficially own any shares of the Growth Fund.
MERCATOR
The table below shows information regarding the other accounts managed by the portfolio management team as of December 31, 2010:

	Total # of Accounts Managed	Total Assets
Registered investment companies	4	$913,822,536
Other pooled investment vehicles	2	$1,959,227,374
Other accounts	26	$4,305,666,795
One of the accounts listed above has performance-based fees. As of December 31, 2010, that account had $151,441,204 million in assets under management.
In managing other portfolios, certain potential conflicts of interest may arise. By design, Mercator has limited potential conflicts due to the structure and investment strategy of the firm. Mercator has no affiliated entities and applies just one investment strategy across all of its accounts. Mercator does not manage any wrap fee programs. Although Mercator’s portfolio managers typically manage multiple accounts, they are all institutional accounts that are run exactly the same, barring a particular restriction that may be applied by a client. As part of its compliance program, Mercator has adopted policies and procedures that seek to address and minimize the effects of any potential conflicts by adopting trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. While these accounts have many similarities, the investment performance of each account may be different primarily due to differences in fees, expenses and cash flows.
As disclosed in Mercator’s Form ADV, all of the members of the portfolio management team’s direct ownership levels of the firm exceeds 10% but is less than 25%. These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive, and it is dependent upon the firm’s assets under management. Messrs. Chaney and Spano receive no base salary, are not part of a bonus system and receive no deferred compensation.
All (including Kevin Shaver) but Mr. Clemons are also indirect owners as members of MAM Acquisition, LLC with Messrs. Spano’s and Thompson’s ownership interests each exceeding 25% but less than 50%.
As of December 31, 2010, Mr. Chaney beneficially owned between $100,001 — $500,000 of shares in the International Value Fund.

BFA
As of December 31, 2010, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

	Number of Other Accounts Managed
	and Assets by Account Type
	Other Registered
	Investment	Other Pooled
Name of Portfolio Manager	Companies	Investment Vehicles	Other Accounts
Edward Corallo	60	164	66
	$44.8 Billion	$416 Billion	$154 Billion
Christopher Bliss, CFA	60	77	5
	$44.8 Billion	$27.4 Billion	$7.4 Billion
Jennifer Hsui, CFA	60	51	39
	$44.8 Billion	$284.4 Billion	$109 Billion
Creighton Jue, CFA	60	77	27
	$44.8 Billion	$114.5 Billion	$42 Billion
Diana Hsiung	190	34	6
	$342 Billion	$30 Billion	$300 Million
Greg Savage	190	35	7
	$342 Billion	$30 Billion	$300 Million
The below table reflects, for the listed Portfolio Management Team members of the S&P 500 Stock Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of December 31, 2010:

	Number of Other Accounts and Assets for Which
	Advisory Fee is Performance-Based
	Other
Name of Portfolio	Registered Investment	Other Pooled	Other
Manager	Companies	Investment Vehicles	Accounts
Edward Corallo	0	8	3
	$0	$5.7 Billion	$1.7 Billion
Christopher Bliss, CFA	0	2	0
	$0	$1.3 Billion	$0
Jennifer Hsui, CFA	0	4	3
	$0	$3 Billion	$5.2 Billion
Creighton Jue, CFA	0	2	0
	$0	$753 Million	$0
Diana Hsiung	0	0	0
	$0	$0	$0
Greg Savage	0	0	0
	$0	$0	$0

The discussion below describes the Portfolio Manager’s compensation as of December 1, 2010.
Portfolio Manager Compensation Overview. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs.
In addition, a Portfolio Manager may have been paid a signing bonus or awarded sign-on equity in connection with initiation of employment with BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
Distribution of Discretionary Incentive Compensation Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
As of December 31, 2010, none of the Portfolio Management Team members beneficially owned shares of the Master Portfolio.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Master Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Master Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Master Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions that those recommended to the Master Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them had any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat every client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies and restrictions.
National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.
BROKERAGE ALLOCATION AND OTHER PRACTICES
RE ADVISERS
Fund Transactions
Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.
Purchases and sales of common stock and other equity securities are usually affected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market. Transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.
RE Advisers has delegated its duty of best execution to its Brokerage Committee (the “Committee”), which consists of the portfolio management team, analysts, Chief Compliance Officer and adequate representation from investment operations. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as an evaluation of each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, commission reports and brokerage services provided and documents its evaluation process.
In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list, which it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers.
In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).
RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a client may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit its account. Broker-dealers selected by RE Advisers may be paid commissions for effecting transactions for RE Advisers’ clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if RE Advisers determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or RE Advisers overall duty to its discretionary investment advisory client accounts.
The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years were as follows:

	Year Ended December 31
Fund	2010	2009	2008
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$364	$—	$—

	Year Ended December 31
Fund	2010	2009	2008
Stock Index Fund	$—	$—	$—
Value Fund	$101,322	$128,337	$206,873
Growth Fund*	$17,944	$10,257	$9,375
Small-Company Stock Fund	$46,912	$29,630	$97,911
International Value Fund	$153,384	$161,305	$95,443

*	For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund. Brokerage commission fees were higher in the year ended December 31, 2008 than in other years shown in large part because the Fund’s entire portfolio was sold and new securities were purchased to align with the Fund’s new investment strategy.
RE Advisers currently provides investment advice to the Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of the Funds, the NRECA Plans and other accounts.
On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.
Such procedures may, in certain instances, be either advantageous or disadvantageous to particular Funds.
The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2010.

Fund	Broker Dealer	Market Value
Daily Income Fund	Citi Group Global Markets	$2,005,637
Daily Income Fund	Wells Fargo	$1,500,067
Short-Term Government Fund	JP Morgan Chase & Co.	$1,001,910
Short-Term Bond Fund	Bank of America Securities	$1,906,267
Short-Term Bond Fund	Citi Group Global Markets	$2,477,056
Short-Term Bond Fund	Comerica Securities	$1,984,174
Short-Term Bond Fund	Key Bank Capital Markets	$1,164,276
Short-Term Bond Fund	JP Morgan Chase & Co.	$1,446,550
Short-Term Bond Fund	Morgan Stanley Co.	$2,685,511
Short-Term Bond Fund	Wells Fargo	$2,848,307
International Value Fund	Daiwa Securities	$2,815,401
International Value Fund	HSBC Finance Corp.	$2,432,000
Value Fund	Bank of America Securities	$3,871,000
Value Fund	JP Morgan Chase & Co.	$18,775,092
Value Fund	Wells Fargo	$4,338,000
Growth Fund	JP Morgan Chase & Co.	$712,656
Growth Fund	Wells Fargo	$492,741

BFA
Since the Homestead Stock Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.
General. Subject to policies established by the Board of Trustees of the MIP, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.
BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Master Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Master Portfolio.
Payments of commissions to brokers who are affiliated persons of the Master Portfolio (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act.
The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees of the MIP that either comply with rules adopted by the Commission or with interpretations of the Commission staff.
Purchases of money market instruments by a Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.
Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of the Master Portfolio and shareholders of the Homestead Stock Index Fund.
Brokerage Commissions. The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

	Year Ended December 31
Fund	2010	2009	2008
S&P 500 Stock Master Portfolio	$137,139	$14,788	$113,013
PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED
The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for Homestead Funds.
As described in the prospectus, redemptions made by phone or online are limited to less than $50,000 per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of $50,000 or more from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.
Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.
Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund of the Master Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of Homestead Funds and the Trustees of the Master Portfolio deem fair and equitable.
In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.
The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of each Fund is calculated as of the close of trading on the NYSE on every day the NYSE is open. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The net asset value per share of each Fund’s shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.
For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, Homestead Funds will use State Street to perform the above-described valuation functions, and RE Advisers continuously monitors State Street’s performance of those functions.
The aggregate net asset value of the Stock Index Fund is calculated based on the net asset value of the Master Portfolio in which the Stock Index Fund invests substantially all of its assets and is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based upon prices at the time of closing. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.
The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

DISTRIBUTION OF SHARES
Pursuant to a Distribution Agreement between the Funds and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd., Arlington, Virginia 22203.
Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.
As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Funds. In turn, RE Investment has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.
RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds will disclose a complete schedule of investments following the second and fourth fiscal quarters in their semi-annual and annual reports, which are distributed to Fund shareholders and filed with the SEC on Form N-CSR. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and online at www.homesteadfunds.com.
Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Additionally, the Daily Income Fund discloses its complete portfolio holdings monthly within five business days of the end of the month online at www.homesteadfunds.com and with the SEC on Form N-MFP. The information contained in the Form N-MFP is publically available on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information in the report relates.
In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, proxy voting service, legal counsel, auditors, financial printer, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.
With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.
The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.
The Stock Index Fund invests its investable assets in interests of the Master Portfolio. The Board of Trustees of the MIP has considered the issues of frequent trading and market timing. MIP’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolio’s holdings are valued as of the same time as of which the NAV for the Master Portfolio is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolio’s holdings and the reflection of that change in the Master Portfolio’s NAV. MIP’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolio are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolio’s investment strategies.
TAXES
Federal Tax Status of the Funds
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Qualification as Regulated Investment Company
Each Fund is treated as a separate taxpayer for federal income tax purposes. Homestead Funds intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings. The taxable year for each Fund is the 12 month period ending December 31.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
Distributions to Avoid Federal Excise Tax
To avoid paying a federal excise tax, each Fund must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 in the case of the Stock Index Fund, the Growth Fund and the International Value Fund or the 12 months ended on December 31 in the case of the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small-Company Stock Fund, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a Fund fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.
Investments in Foreign Securities
Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.
If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then a Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Value Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Fund will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
Investments with Original Issue Discount
Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Options, Futures, and Swaps
A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, Homestead Funds seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Shareholder Taxation
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
Distributions
Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as a “capital gain dividend” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.
At a Fund’s option, a Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since a Fund expects to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate shareholders on long-term capital gain, the amount of tax that non-corporate shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event a Fund chooses this option, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
Buying a Dividend
An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
Qualified Dividend Income
Non-corporate shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. A Fund must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95%

(or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, non-corporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.
These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2013. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.
Dividends-Received Deduction
A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181- day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
Gains and Losses on Redemptions
A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.
Long-Term Capital Gains
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.
These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2013. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket).
Deduction of Capital Losses
Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
Reports to Shareholders
Homestead Funds sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.
Backup Withholding
Homestead Funds may be required to withhold U.S. federal income tax, currently at a rate of 28%, (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish Homestead Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies Homestead Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.
CORPORATE MATTERS
As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a meeting of the shareholders for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pricewaterhouse Coopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, is the independent registered public accounting firm for Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2010, and the report of the independent accountants for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2010. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030 or on the Funds’ website at www.homesteadfunds.com.
The annual report to shareholders dated December 31, 2010 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting BFA at 1-800-882-0052. PricewaterhouseCoopers is the independent registered public accounting firm for the Master Portfolio.
LEGAL MATTERS
Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Seward & Kissel, LLP, 1200 G Street, NW, Washington, D.C. 20005, which serves as Special Counsel to Homestead Funds.

APPENDIX A
DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES
DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:
Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
1. Leading market positions in well established industries. High rates of return on funds employed.
2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.
3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
4. Well established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:
Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.
DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:
A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-1

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:
AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.
DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:
Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.
Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.
DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:
AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.
AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A-2

APPENDIX B
RE ADVISERS CORPORATION
Proxy Voting Policies and Procedures
          Purpose: The purpose of the Proxy Voting Policies and Procedures is to ensure that proxies are voted in the best interests of clients of RE Advisers Corporation (“RE Advisers”).
          RE Advisers is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, Rule 206(4)-6 requires that we:
•	adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
•	describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request; and
•	disclose to clients how they may obtain information from us about how we voted proxies for their securities.
A. Objective
Where RE Advisers is given responsibility for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted.
B. Accounts for Which RE Advisers Has Proxy Voting Responsibility
RE Advisers is responsible for voting proxies with respect to securities selected by RE Advisers and held in client accounts. RE Advisers’ standard investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the client has directed RE Advisers to the contrary in writing. As a general rule, RE Advisers does not, however, vote proxies for securities not selected by RE Advisers that are nevertheless held in a client account or where RE Advisers otherwise is not vested with discretionary authority over securities held in a client account.
Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:
•	be in writing;
•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. Arrangement with Proxy Voting Service
To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers has engaged an outside firm, Glass Lewis & Co. LLC (“Glass Lewis”), which is a proxy research, advisory, voting, recordkeeping, and vote-reporting service. Pursuant to a proxy voting agency service agreement, Glass Lewis keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. Glass Lewis maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.
When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, RE Advisers generally adheres to its proxy voting guidelines, which set forth RE Advisers’ positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to Glass Lewis.
Although we may consider Glass Lewis’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of Glass Lewis or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.
D. Adherence to Client Proxy Voting Policies
Although clients do not always have proxy voting policies, if a client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with it except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.
RE Advisers must to the extent possible comply with each client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
E. Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of RE Advisers’ clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;
•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter before shareholders; or
•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.
RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

•	Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).
•	Non-Routine Proxy Proposals — Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships, and will survey RE Advisers’ officers, directors and portfolio managers to elicit whether any of them have such a business or personal relationship. The President or his designee will retain written documentation on the basis of any such determination.
For any proposal where the President determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:
•	Refer Proposal to the Client — RE Advisers may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•	Obtain Client Ratification — If RE Advisers is in a position to disclose the conflict to the client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•	Use Predetermined Voting Policy — RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the guidelines or proxy voting policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.
•	Use an Independent Third Party — Subject to any client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.
F. Operational Procedures
RE Advisers’ Investments Division is responsible for ensuring that Glass Lewis receives, processes, and votes proxies in accordance with our proxy voting guidelines or instructions. Once a client account is established, the Investments Division will arrange for the client’s custodian to forward proxy materials to Glass Lewis. The Investments Division will also make sure the client’s custodian provides Glass Lewis with a list of client holdings on a regular basis to enable Glass Lewis to track meeting dates and notify RE Advisers of upcoming meetings. A portfolio manager at RE Advisers will review each proxy before it is voted by Glass Lewis to ensure that proxies are voted in the best interest of our clients. RE Advisers or its designee will periodically perform an audit designed to confirm that proxy materials for client accounts are sent to Glass Lewis and that proxy proposals are voted by Glass Lewis in accordance with RE Advisers’ guidelines or instructions.

G. Disclosure of Proxy Voting Intentions
RE Advisers personnel should not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions — especially when done with the purpose or effect of influencing the management or control of a company — could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.
H. Special Issues with Voting Foreign Proxies
Although RE Advisers has an arrangement with Glass Lewis, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), RE Advisers may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision as to whether voting a given proxy proposal is prudent.
I. Securities Subject to Lending Arrangements
For various legal or administrative reasons, RE Advisers may not be able to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. RE Advisers will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RE Advisers may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RE Advisers’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
J.	Client Information
RE Advisers’ proxy voting policies and procedures, as well as its proxy voting guidelines, are available to clients upon request. To clients for which RE Advisers has proxy voting authority, we will provide a summary of our proxy voting policies and procedures and disclose how those clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide clients with information on our proxy voting decisions and actions for securities in their accounts. In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.
K.	Recordkeeping
RE Advisers, in conjunction with Glass Lewis, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of its proxy voting policies and procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

APPENDIX C:
T. ROWE PRICE ASSOCIATES, INC
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
          T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
          T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.
          Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
          Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES
          Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
          Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
          Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
          In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
          T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.
Vote Determination
          Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
          Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies
     Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
          Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.
          · Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.
          Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.
          Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.
          Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

          Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
          Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.
          Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.
          Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
          Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
          The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
          Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.
REPORTING AND RECORD RETENTION
          Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
          T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

APPENDIX D
MERCATOR ASSET MANAGEMENT, L.P.
PROXY VOTING POLICIES AND PROCEDURES
Mercator Asset Management, L.P. (“MAM”) has adopted the following Proxy Policies and Procedures in accordance with the relevant rules.
Proxy votes will be periodically spot checked by the CCO for adherence to these rules.
MAM Proxy Voting Policies:
•	Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary, it may be appropriate for us to engage in active monitoring and communications with the issuer and, if appropriate, a translation service will be used.
•	MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal. If MAM should inadvertently receive voting materials for a client who HAS NOT delegated voting authority to MAM, then MAM would promptly forward all proxy materials to said client. In addition, if for any client account MAM receives notice of legal proceedings involving client securities, including without limitation bankruptcies and class actions, MAM would promptly forward such notices to the client.
•	MAM receives company meeting information and proxy materials from RiskMetrics Group. MAM also refers to RiskMetrics Group International Proxy Voting Guidelines Summary [1] , for informational purposes.
Proxy Voting Procedures:
•	The Research Analyst for each security’s corresponding market is responsible for client proxy voting. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Research Analyst that requires special consideration will be presented to MAM’s investment committee for a decision.
•	MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific RiskMetrics Group recommendation if available, or, if not, then in accordance with the RiskMetrics Group International Proxy Voting Guidelines Summary.
•	Full documentation is kept on each vote cast in every client account and procedures are in place to assure that voting is done in a timely manner.
Proxy Voting Reporting:
Reporting of proxy voting is available to all of our clients upon request.

[1]	RiskMetrics Group International Proxy Voting Guidelines Summary

D-1

APPENDIX E
APPENDIX E
Proxy Voting Policies
For The BlackRock-Advised Funds
December, 2009
Copyright (C) 2009 BlackRock, Inc.
All rights reserved.

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES
A. Boards of Directors
The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.
III. CONFLICTS MANAGEMENT
BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.
IV. REPORTS TO THE BOARD
BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION
ITEM 28. EXHIBITS.
a.	Articles of Incorporation.
(1)	Articles of Incorporation (4)

(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)

(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)

(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)

(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)

(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)

(7)	Articles of Amendment effective December 31, 2002 (6)

(8)	Articles of Amendment effective June 8, 2006 (9)

(9)	Articles of Amendment effective December 5, 2008 (12)

(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (13)

b.	By-Laws. (filed herewith)

c.	Instruments Defining Rights of Security Holders.

See Articles of Incorporation, as amended, and By-laws.

d.	Investment Advisory Contracts.
          (1) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)
          (2) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)
          (3) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)
          (4) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)
          (5) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)
          (6) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)
          (7) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (9)
          (8) Investment Sub-Advisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Mercator Asset Management, L.P. (9)
          (9) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (11)

          (10) Amendment No. 1 to the Investment Sub-Advisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Mercator Asset Management, L.P. (11)
          (11) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (12)
          (12) Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (12)
e.	Underwriting Contracts.
(1)	Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (8)
f.	Bonus or Profit Sharing Contracts. Not applicable.

g.	Custodian Agreements.
(1)	Custodian Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)

(2)	First Amendment to Custodian Agreement, dated July 1, 2002 (5)

(3)	Fee Schedule Addendum to the Custodian Agreement, dated September 1, 2004 (7)

(4)	Amendment to Custodian Agreement, dated May 31, 2006 (9)

(5)	Fee Addendum to the Custodian Agreement, dated August 28, 2007 (10)
h.	Other Material Contracts.
          (1) Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (12)
          (2) Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (filed herewith)
          (3) Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)
          (4) Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (11)
          (5) Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (14)
          (6) Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (14)
i.	Legal Opinion. Opinion and Consent of Counsel (9)

j.	Other Opinions.

(1)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(2)	Consent of Seward & Kissel LLP (filed herewith)
k.	Omitted Financial Statements. Not applicable.

l.	Initial Capital Agreements.
          (1) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

          (2) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)
          (3) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)
          (4) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)
          (5) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Nasdaq-100 Index Tracking StockSM Fund (to be filed by amendment)
m.	Rule 12b-1 Plan. Not applicable.

n.	Rule 18f-3 Plan. Not applicable.

o.	Not applicable.

p.	Codes of Ethics.
          (1) Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (filed herewith)
          (2) Code of Ethics for Barclays Global Investors Funds and Master Investment Portfolio (10)
          (3) Code of Business Conduct and Ethics for BlackRock, Inc. (14)
          (4) Code of Ethics for Mercator Asset Management, L.P. (filed herewith)
          (5) Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (filed herewith)
Other Exhibits:
          (1) Powers of Attorney for James F. Perna, Peter R. Morris, Anthony M. Marinello, Francis P. Lucier, Anthony C. Williams, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Amy DiMauro, Kelly Bowers Whetstone and Danielle Sieverling, each dated March 19, 2009 (Homestead Funds, Inc.)(13)
          (2) Powers of Attorney for Peter J. Tonetti and Cynthia L. Dove, each dated March 24, 2010 (Homestead Funds, Inc.) (14)
          (3) Powers of Attorney for David O. Beim, Ronald W. Forbes, Dr. Matina Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Jr., Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Richard S. Davis and Henry Gabbay, each dated February 14, 2011 (S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio) (filed herewith)
          (1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.
          (2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.
          (3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.
          (4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.
          (5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.
          (6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.
          (7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

          (8) Incorporated by reference form Post-Effective Amendment No. 28 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2005.
          (9) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.
          (10) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.
          (11) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.
          (12) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.
          (13) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.
          (14) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
          No person is directly or indirectly controlled by or under common control with the Registrant.
ITEM 30. INDEMNIFICATION.
     (a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director, officer, employee, or agent of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and expenses (including attorney’s fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law.
     (b) Disabling Conduct. Pursuant to Article 10, Section 10.02 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his
     (c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
     (d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.
     (e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of expenses or advances of expense by the Homestead Funds relating to indemnification for indemnifiable events; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.
     (f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not Homestead Funds would have the power to indemnify him against such liability. Indemnitee shall be covered by such policy or policies in accordance with it or their terms, to the maximum extent of the coverage available for any director or officer of Homestead Funds.
     (g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of the Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

NAME	POSITION AND ORGANIZATION
Peter R. Morris President and Director	Chief Executive Officer (2010-present); President and Director of Homestead Funds (2002-present); Vice President and Director of RE Investment Corporation (2002-present); Secretary of RE Investment Corporation (2002-2008); Vice President and Chief Investment Officer, NRECA (1988-present)

Stuart E. Teach Vice President and Director	Director and President of RE Investment Corporation (1990-present); Senior Equity Portfolio Manager of RE Advisers Corporation (1990-present); NRECA (1985-present)

NAME	POSITION AND ORGANIZATION
Amy M. DiMauro Treasurer and Director	Director and Treasurer of RE Advisers Corporation (2010-present); Director, Daily Pricing, NRECA (2007-present); Treasurer and Director of RE Investment Corporation (2006-present); Manager of Mutual Fund Accounting, NRECA (2000-2007).

Martin J. Lowery Director	Executive Vice President, External Affairs of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present).

Kelly Bowers Whetstone Secretary	Counsel and Director of Compliance, NRECA (2007 – present); Secretary of Homestead Funds (2008 – present); Secretary of RE Investment Corporation (2008 – present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005 – 2007); prior thereto, Associate, Seward & Kissel LLP (law firm) (2003 — 2005).

Danielle C. Sieverling Chief Compliance Officer	Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008 – present); Executive Director of Management Advisory Services (2007-2008); Senior Director of Management Advisory Services, NRECA (2004-2007); Chief Compliance Officer of Homestead Funds (2005-present); Secretary of Homestead Funds (2005-2008); Chief Compliance Officer of RE Investment Corporation (2005-present); Chief Compliance Officer of RE Advisers Corporation (2005-present); Manager of Internal Audit of Management Advisory Services, NRECA (2000-2004).

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.

(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

NAME AND PRINCIPAL		POSITIONS AND OFFICES
BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	WITH FUND
Stuart E. Teach	President and Director	None

Peter R. Morris	Vice President, and Director	President, Chief Executive Officer and Director

Amy M. DiMauro	Treasurer and Director	Treasurer

John Szczur	Director	None

Stephen Sanker	Director	None

Kelly Bowers Whetstone	Secretary	Secretary

Danielle C. Sieverling	Chief Compliance Officer	Chief Compliance Officer

*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Mercator Asset

Management, L.P., Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.
ITEM 34. MANAGEMENT SERVICES.
Not applicable.
ITEM 35. UNDERTAKINGS.
Not applicable.

SIGNATURES
          This Registration Statement contains certain disclosures regarding the S&P 500 Stock Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Homestead Funds, Inc. (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on April 29, 2011. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO S&P 500 STOCK MASTER PORTFOLIO

By:	/s/ John M. Perlowski

John M. Perlowski President and Chief Executive Officer
          This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on April 29, 2011. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ John M. Perlowski	President and Chief Executive Officer	April 29, 2011
John M. Perlowski	(Principal Executive Officer)

/s/ Neal J. Andrews	Chief Financial Officer	April 29, 2011
Neal J. Andrews	(Principal Financial and Accounting Officer)

	Trustee	April 29, 2011
Richard S. Davis*

	Trustee	April 29, 2011
Henry Gabbay*

	Trustee	April 29, 2011
David O. Beim*

	Trustee	April 29, 2011
Ronald W. Forbes*

	Trustee	April 29, 2011
Dr. Matina S. Horner*

	Trustee	April 29, 2011
Rodney D. Johnson*

	Trustee	April 29, 2011
Herbert I. London*

	Trustee	April 29, 2011
Cynthia A. Montgomery*

	Trustee	April 29, 2011
Robert C. Robb, Jr.*

	Trustee	April 29, 2011
Toby Rosenblatt*

	Trustee	April 29, 2011
Kenneth L. Urish*

	Trustee	April 29, 2011
Frederick W. Winter*

	Trustee	April 29, 2011
Joseph P. Platt, Jr.*

By:	/s/ Edward B. Baer
Edward B. Baer (Attorney-in-Fact)

*	As Attorney-in-Fact pursuant to the power of attorney, dated February 14, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. (the “Fund”) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 29th day of April, 2011.
Homestead Funds, Inc.
Peter R. Morris*
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

James F. Perna*	Chairman of the Board and Director	April 29, 2011

Peter R. Morris*	President, Chief Executive Officer and Director	April 29, 2011

Anthony M. Marinello*	Director	April 29, 2011

Anthony C. Williams*	Director	April 29, 2011

Douglas W. Johnson*	Director	April 29, 2011

Sheldon C. Petersen*	Director	April 29, 2011

Kenneth R. Meyer*	Director	April 29, 2011

Mark Rose*	Director	April 29, 2011

Peter J. Tonetti*	Director	April 29, 2011

Cynthia L. Dove*	Vice President and Chief Operating Officer	April 29, 2011

Amy M. DiMauro*	Treasurer	April 29, 2011

Kelly Bowers Whetstone*	Secretary	April 29, 2011

*By:	/s/ Danielle C. Sieverling
Danielle C. Sieverling Chief Compliance Officer
Signed pursuant to Powers of Attorney

Exhibit List

Exhibit (b)	Amended By-Laws

Exhibit (h)(2)	Expense Limitation Agreement

Exhibit (j)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (j)(2)	Consent of Counsel

Exhibit (p)(1)	Code of Ethics of Registrant

Exhibit (p)(4)	Code of Ethics of Mercator Asset Management, L.P.

Exhibit (p)(5)	Code of Ethics and Conduct of T. Rowe Price Group, Inc. and its Affiliates
Other Exhibits:
Power of Attorney (Master Investment Portfolio)